Exhibit 10.63
Collaboration and Option Agreement
between
Amgen Inc.
and
Cytokinetics, Incorporated
dated
December 29, 2006

Collaboration and Option Agreement
     This Collaboration and Option Agreement (this “Agreement”) is entered into as of the 29th day of December, 2006 (the “Effective Date”) by and between Cytokinetics, Incorporated, a Delaware corporation (“CK”) and Amgen Inc., a Delaware corporation (“Amgen”). CK and Amgen are sometimes referred to herein, individually, as a “Party” or, collectively, as “Parties.”
     WHEREAS, CK is a leading biopharmaceutical company focused on the discovery, development and commercialization of novel small molecule drugs that specifically target the cytoskeleton;
     WHEREAS, Amgen is a global biotechnology company that conducts pharmaceutical research, development, manufacturing and commercialization;
     WHEREAS, CK has developed proprietary technologies and intellectual property relating to the Collaboration (as defined below);
     WHEREAS, CK has conducted research into, and has developed expertise in, the cell biology related to cardiac muscle contractility;
     WHEREAS, CK is developing CK-452 (as defined below) for the potential treatment of heart failure;
     WHEREAS, CK intends to conduct the Research Program (as defined below) to develop back-up and follow-on molecules to CK-452, and to better characterize the actin-myosin interaction in cardiac muscle;
     WHEREAS, Amgen may wish to perform similar research in coordination with CK and the Research Plan;
     WHEREAS, Amgen desires to obtain a non-exclusive license in the Field in the Territory to certain of CK’s intellectual property and proprietary rights related to cardiac muscle contractility;
     WHEREAS, Amgen desires to obtain an exclusive right to obtain an exclusive license in the Field in the Territory (as defined below) to research, develop, manufacture and commercialize CK-452 and other Compounds (as defined below); and
     WHEREAS, contemporaneous with the execution of this Agreement, the Parties are entering into a stock purchase agreement whereby CK shall sell to Amgen equity securities of CK.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
1. Definitions
1.1.	“Affiliate” shall mean any corporation or other entity which directly or indirectly controls, is controlled by or is under common control with a Party, for so long as such control exists. For the purposes of this Section 1.1, “control” shall mean: (i) in the case of any corporate entity, direct or indirect ownership of fifty percent (50%) or more (or, if less than fifty percent (50%), the maximum ownership interest permitted by applicable Law) of the stock having the right to vote for the election of directors thereof; or (ii) in the case of any non-corporate entity, direct or indirect ownership of fifty percent (50%) or more (or, if less than fifty percent (50%), the maximum ownership interest permitted by applicable Law) of the equity or income interest therein.
1.2.	“Amgen Joint Patent Rights” shall mean Amgen’s (or its Affiliates’) interest in any and all Patent Rights jointly owned by Amgen or its Affiliate, on the one hand, and CK or its Affiliate, on the other, to the extent they claim: (i) the composition, formulation, manufacture or use of Research Eligible Compounds; or (ii) any method of treatment involving modulation of the contractile elements of cardiac muscle tissue to activate cardiac contractility; in each case, that arise out of the performance of the Collaboration.

1.3.	“Alliance Manager” shall have the meaning set forth in Section 2.1.
1.4.	“Amgen Patent Rights” shall mean any and all Patent Rights Controlled by Amgen or its Affiliates on or after the Effective Date to the extent they claim: (i) the composition, formulation, manufacture or use of Research Eligible Compounds; or (ii) any method of treatment involving modulation of the contractile elements of cardiac muscle tissue to activate cardiac contractility; in each case, that arise out of the performance of the Collaboration.
1.5.	“Amgen Option” shall mean Amgen’s exclusive option to obtain the license set forth in Section 9.1.2 on the terms and conditions set forth herein, as more fully described in Article 10 below, and other rights as expressly set forth herein.
1.6.	“Change of Control” shall mean, with respect to a Party, the occurrence of any of the following events: (i) any corporation or other person or entity is or becomes the “beneficial owner” (as such term is used in sections 12(d) and 13(d) of the Securities Exchange Act of 1934, as amended, except that a corporation or other entity shall be deemed to have “beneficial ownership” of all shares that any such corporation or other entity has the right to acquire, whether such right may be exercised immediately or only after the passage of time), of a majority of the total voting power represented by all classes of capital stock then outstanding of such Party normally entitled to vote in elections of directors of the Party; (ii) such Party consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into such Party, other than: (A) a merger or consolidation which would result in the voting securities of such Party outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the voting securities of such Party or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or (B) a merger or consolidation effected to implement a recapitalization of such Party (or similar transaction) in which no corporation or other person or entity becomes the beneficial owner, directly or indirectly, of voting securities of such Party representing a majority of the combined voting power of such Party’s then outstanding securities; and (iii) such Party conveys, transfers or leases all or substantially all of its assets to any corporation or other entity other than a wholly-owned subsidiary of such Party in one or more related transactions.

1.7.	“[***] Compound” shall mean a Compound that is: (i) [***] pursuant to the [***], or is [***], for [***] (e.g., [***] or [***]) [***], [***] or [***]; or (ii) [***] at the relevant time, subsequent to the Amgen Option Effective Date, [***] Compound.

1.8.	“CK-[***]” shall mean the Compound designated by CK as CK-[***].

1.9.	“CK-452” shall mean the Compound designated by CK as CK-1827452, and the subject of clinical development by CK as of the Effective Date pursuant to IND number [***].

1.10.	“CK Intellectual Property” shall mean all intellectual property or proprietary rights Controlled by CK or its Affiliates on or after the Effective Date and necessary or useful in the conduct of the Collaboration, and CK’s (or its Affiliates’) interest in any such intellectual property or proprietary right jointly owned by Amgen or its Affiliate, on the one hand, and CK or its Affiliate on the other. The CK Intellectual Property includes the CK Patent Rights.

1.11.	“CK Joint Patent Rights” shall mean CK’s (or its Affiliates’) interest in any Patent Rights jointly owned by Amgen or its Affiliate, on the one hand, and CK or its Affiliate on the other.

1.12.	“CK Market Segment” shall mean: (i) [***], (ii) [***] and (iii) [***].

1.13.	“CK Patent Rights” shall mean: (i) any and all Patent Rights Controlled by CK or its Affiliates on or after the Effective Date in the Territory to the extent they claim (x) the composition, formulation, manufacture or use of a Compound; or (y) any method of treatment involving modulation of the contractile elements of cardiac muscle tissue to activate cardiac contractility, including, without limitation, those set forth on Schedule 1.13; and (ii) the CK Joint Patent Rights.
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1.14.	“Clinical Trial” shall mean a Phase I Trial, Phase IIa Trial, Phase IIb Trial or Phase III Trial.
1.15.	“Co-Chair” shall mean a co-chairperson of the applicable Committee appointed by one of the Parties pursuant to Article 2.
1.16.	“Co-Invest Option” shall mean CK’s option to increase its participation with respect to a Compound, and to increase its potential royalties for that Compound and to co-promote that Compound, as detailed more fully in Article 11.
1.17.	“Collaboration” shall mean the activities undertaken hereunder by the Parties, including the research, development, manufacture and commercialization of Compounds.
1.18.	“Collaboration Patent Rights” shall mean the Joint Patent Rights, Amgen Patent Rights and CK Patent Rights.
1.19.	“Commercialization Plan” shall mean the plan adopted by the JCC in accordance with Section 2.13.3 for commercialization of Compounds, including a budget for the work to be provided therein.
1.20.	“Committee” shall mean one of the Joint Steering Committee, Joint Commercialization Committee, Joint Development Committee and Joint Research Committee.
1.21.	“Compound” shall mean any chemical or molecular entity, however formulated, that [***] and that, as a [***] of such Compound (as [***]), [***] and shall include any [***]. Compound shall include, inter alia, CK-452 and CK-[***].
1.22.	“Compound Criteria” shall mean: (i) those criteria set forth in Exhibit 1.22, and (ii) such other or modified criteria as are approved by the JRC and agreed in writing by the Parties. No criteria shall be deemed Compound Criteria under (ii) unless such criteria are formally approved by the JRC and agreed in writing by the Parties, regardless of whether such criteria are used informally or discussed by the Parties in the course of the Research Program.
1.23.	“Control” with respect to any intellectual property or proprietary right shall mean ownership or the possession of the legal authority or right of a Party hereto (or any of its Affiliates) to grant a license or sublicense of such property or right to the other Party, or to otherwise disclose proprietary or trade secret information to the other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the intellectual property or proprietary right or trade secret information of a Third Party.
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1.24.	“[***]” shall mean any of the following [***]: (i) any [***] with respect to the [***] of any Compound in [***] including a [***] concerning whether or not to [***] of any Compound; (ii) the [***] of [***] of a Compound; (iii) [***] for a Compound; (iv) [***] a Compound; or (v) [***] (which are expected to [***]).
1.25.	“Development Plan” shall mean the plan adopted by the JDC in accordance with Section 2.12 for the conduct of the Development Program, including, from and after the Amgen Option Effective Date, a budget for the work to be provided therein. The initial Development Plan (consisting of a detailed [***] development plan for CK-452 and summary plans for [***] for CK-452 for the [***] following the Effective Date is attached hereto as Schedule 1.25).
1.26.	“Development Program” shall mean the program of pharmaceutical development for the Compounds in the Field in the Territory to be carried out pursuant to this Agreement and, in particular, Article 4 hereof. The Development Program shall, prior to the Amgen Option Effective Date, include the activities set forth on Schedule 10.2.1 and shall include activities reasonably intended to provide the data called for in such schedule.
1.27.	“E.U. Marketing Approval” shall mean a Marketing Approval sufficient for the promotion and sale of a product in [***] of the following: [***].
1.28.	“Extended Research Term” shall mean the period commencing on the second anniversary of the Effective Date until the earlier of (i) the expiration of the Amgen Option; (ii) termination of this Agreement, or (iii) the Amgen Option Effective Date.
1.29.	“FDA” shall mean the United States Food and Drug Administration, or any successor entity thereto.
1.30.	“Field” shall mean any and all uses for the treatment, diagnosis, prevention or prophylaxis of any disease or condition in humans.
1.31.	“First Commercial Sale” shall mean the first sale in the Territory to a Third Party of a Compound by or under the authority of Amgen or its Affiliate after receipt of the applicable Marketing Approval.
1.32.	“FTE” shall mean the equivalent of the work of one employee full time for one year (consisting of at least a total of 45.5 weeks or 1,820 hours per year (excluding vacations and holidays) of work on or directly related to the Collaboration). Overtime, weekends, holidays and the like shall not be counted with any multiplier (e.g. time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. No one person shall be permitted to account for more than one FTE in a given twelve month period.
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1.33.	“[***] Co-Invest” shall mean, with respect to a particular Compound, for CK to exercise its Co-Invest Option [***] for such Compound.
1.34.	“GAAP” shall mean then-current generally accepted accounting principles in the United States as established by the Financial Accounting Standards Board or any successor entity or other entity generally recognized as having the right to establish such principles, in each case consistently applied.
1.35.	“Global Registration Dossier” shall mean, with respect to a particular Compound being developed under the Collaboration, the collective data package from clinical and other studies specifically applicable to obtaining, maintaining and expanding regulatory approvals for such Compound throughout the United States and European Union, excluding country-specific requirements.
1.36.	“GLP Toxicology Studies” shall mean, with respect to a Compound, the animal toxicology studies conducted in accordance with cGLP that are a necessary prerequisite for and intended to support the filing of an IND for such Compound in the United States.
1.37.	“IND” shall mean, with respect to the United States, an investigational new drug application filed with the FDA as more fully defined in 21 C.F.R. §312.3 or, with respect to a jurisdiction other than the United States, an equivalent filing with the applicable Regulatory Authority for purposes of obtaining permission to Initiate human clinical testing in such jurisdiction.
1.38.	“Initial Research Plan” shall mean the plan attached as Exhibit 1.38 hereto.
1.39.	“Initial Research Term” shall mean the period from the Effective Date until the sooner to occur of: (i) the two (2) year anniversary thereof; and (ii) the Amgen Option Effective Date.
1.40.	“Initiation” of a clinical trial or to “Initiate” a clinical trial shall mean the first dosing of a human subject in such trial.
1.41.	“Joint Commercialization Committee” or “JCC” shall mean the committee formed by the Parties pursuant to Section 2.13 to oversee the commercialization activities to be conducted with respect to Compounds in the Field in the Territory hereunder.
1.42.	“Joint Development Committee” or “JDC” shall mean the committee formed by the Parties pursuant to Section 2.12 to oversee the Development Program in the Field in the Territory hereunder.
1.43.	“Joint Patent Rights” shall mean the Amgen Joint Patent Rights and the CK Joint Patent Rights.
1.44.	“Joint Research Committee” or “JRC” shall mean the committee formed by the Parties pursuant to Section 2.11 to oversee the Research Program to be conducted in the Field in the Territory hereunder.
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1.45.	“Law” shall mean, individually and collectively, any and all laws, ordinances, rules, directives and regulations of any kind whatsoever of any governmental or Regulatory Authority within the applicable jurisdiction.

1.46.	[Intentionally omitted.]
1.47.	“Marketing Approval” shall mean with respect to any Compound in any regulatory jurisdiction in the Territory, approval from the applicable Regulatory Authority sufficient for the promotion and sale of the Compound in such jurisdiction in accordance with applicable Laws.
1.48.	“Net Sales” shall mean with respect to a given period, the [***] during such period, less [***]:
1.48.1.	[***];

1.48.2.	[***];

1.48.3.	[***];

1.48.4.	[***];

1.48.5.	[***];

1.48.6.	[***]; and

1.48.7.	[***];
in each case, as applicable to sales of such Compound: (i) [***] the Territory; or (ii) [***] (a) [***] of this Agreement, or (b) [***] the Territory.
1.49.	“[***] Compound” shall mean any Compound that is: (i) [***] pursuant to the [***], or is [***], for [***], [***] or [***]; or (ii) [***] at the relevant time, subsequent to the Amgen Option Effective Date, to be [***] other than [***] (e.g., [***] or [***]) [***], [***] or [***] and which is being so [***]. Every Compound shall be a [***] Compound [***].
1.50.	“Patent Right” shall mean any of the following, whether existing now or in the future anywhere in the Territory: (i) any issued patent, including without limitation inventor’s certificates, utility model, substitutions, extensions, confirmations, reissues, re-examination, renewal or any like governmental grant for protection of inventions; and (ii) any pending application for any of the foregoing, including
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without limitation any continuation, divisional, substitution, additions, continuations-in-part, provisional and converted provisional applications.
1.51.	“Phase I Trial,” “Phase IIa Trial,” “Phase IIb Trial” and “Phase III Trial” shall have the following meanings:

1.51.1.	“Phase I Trial” shall mean, with respect to the United States, any human clinical trial, the principal purpose of which is preliminary determination of safety in healthy individuals or patients as described under 21 C.F.R. §312.21(a), or, with respect to a jurisdiction other than the United States, a similar clinical study.

1.51.2.	“Phase IIa Trial” shall mean, with respect to the United States, any human clinical trial conducted in patients with the disease or condition of interest for the purpose of studying the pharmacokinetic or pharmacodynamic properties and preliminary assessment of safety of the drug being studied over a measured dose response range as described under 21 C.F.R. §312.21(b), or, with respect to a jurisdiction other than the United States, a similar clinical study.

1.51.3.	“Phase IIb Trial” shall mean, with respect to the United States, any human clinical trial conducted in the specific patient population with the disease or condition of interest intended to be studied in Phase III for the purposes of preliminary assessment of safety and efficacy, and selection of the dose regimen(s) to be studied in a Phase III Trial, as described under 21 C.F.R. §312.21(b), and that if the defined end-points are met, is sufficient to allow the Initiation of a Phase III Trial, or, with respect to a jurisdiction other than the United States, a similar clinical study.

1.51.4.	“Phase III Trial” shall mean, with respect to the United States, any human clinical trial, that, if the defined end-points are met, is intended to be a pivotal trial for obtaining Marketing Approval or to otherwise establish safety and efficacy in patients with the indication being studied for purposes of filing for Marketing Approval with the FDA as described under 21 C.F.R. §312.21(c), or, with respect to a jurisdiction other than the United States, a similar clinical study.

1.52.	“Plan” shall mean the Research Plan, Development Plan, or Commercialization Plan.

1.53.	“Program” shall mean the program to research, develop, manufacture and commercialize Compounds as set forth herein and in the Plans.

1.54.	“[***]” shall mean that certain technology Controlled by CK or its Affiliates and known internally at CK as “[***]”, consisting of a [***] of [***] technologies to interrogate the potential of [***] to yield [***] that [***].

1.55.	“[***]” shall mean, with respect to a Party, the [***] by or on behalf of such Party of [***] of [***], [***] and [***] to discover, research, develop, manufacture and commercialize (as applicable) a Compound [***] in pursuing the discovery, research, development, manufacture and commercialization of
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[***] of [***] of [***] and [***], but in no event less than [***] and [***] to [***] of [***] of [***] and [***]. For clarity, it is understood that [***] shall be evaluated as to the [***] as a [***] based on [***] and may change over time, but shall not take into account: (i) any [***]; (ii) the [***] such Party to the other Party pursuant to this Agreement; or (iii) such Party’s [***] hereunder in accordance with the [***].
1.56.	“Regulatory Authority” shall mean any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the research, development, manufacture, commercialization or other use (including the granting of Marketing Approvals) of any Compound in any jurisdiction, including the FDA and European Medicines Evaluation Agency.
1.57.	“Research Eligible Compounds” shall mean Compounds: (i) determined by the JRC to [***]; and (ii) if such Compound is [***] by [***] for [***] in the Collaboration, that [***] for research hereunder.
1.58.	“Research Plan” shall mean the research plan established in accordance with Section 2.11 for the conduct of the Research Program, which shall include, from and after the Amgen Option Effective Date, a budget for the work to be provided therein. The Initial Research Plan shall consist of the plan established by [***] (as of the Effective Date) for [***] to the research of Compounds (and [***] Third Parties), and is attached as Exhibit 1.58 hereto.
1.59.	“Research Program” shall mean the program of research to be carried out pursuant to this Agreement and, in particular, Article 3 hereof.
1.60.	“Royalty Term” shall mean, with respect to a Compound, on a country-by-country basis, that period from the First Commercial Sale of such Compound following Marketing Approval in such country until the [***]: (i) the [***]; and (ii) such time as the [***].
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1.61.	“[***]” shall mean [***] of the activities and [***], each as described in [***].
1.62.	“Share Purchase Agreement” shall mean that certain Common Stock Purchase Agreement entered into by the Parties of even date herewith, whereby CK shall sell, and Amgen shall purchase, common stock of CK.

1.63.	“Territory” shall mean the world, with the exception of Japan.
1.64.	“Third Party” shall mean any person or entity other than one of the Parties, or an Affiliate of a Party.
1.65.	“United States” or “U.S.” shall mean the United States of America, its possessions, protectorates, territories and Puerto Rico.
1.66.	“Valid Claim” shall mean a claim of an issued and unexpired patent or patent application included in the Collaboration Patent Rights, which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise. [***] if a [***] within the CK Patent Rights, CK Joint Patent Rights, Amgen Patent Rights or Amgen Joint Patent Rights [***] from which such [***] of this Agreement [***] (from and after which [***] subject to the [***]). With respect to a [***], the phrase to “infringe a Valid Claim” shall mean to engage in activity that would infringe such claim if it were contained in an issued patent.
1.67.	Additional Definitions. Each of the following capitalized terms shall have the meanings set forth in the corresponding Sections of this Agreement indicated in the table below:

Definition	Section
“Acquired Party”	18.7
“Acquiror”	18.7
“Agreement”	Preamble
“Alliance Manager”	2.1
“Amgen”	Preamble
“Amgen Controlled Territories”	9.4
“[ *** ]”	10.2.1.
“Amgen Indemnitees”	17.1
“Amgen Option Effective Date”	19.1.1
“[ *** ]”	8.8
“Breach Notice”	18.5
“Bundle”	13.4.3.2
“CK Indemnitees”	17.1
“CK Option Notice Date”	11.1
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Definition	Section
“CK Product Opportunity”	4.6.1.3
“CK”	Preamble
“Claims”	17.1
“Commercial Operating Team”	5.2
“[ *** ]”	2.9
“Confidential Information”	14.1
“[ *** ]”	10.2.1
“CREATE Act”	8.7
“Defending Party”	8.8
“Development Plan”	4.1
“Development Project Team”	4.2
“[ *** ]”	2.9
“DOJ”	19.1.5.1
“[ *** ] Milestones”	13.3.2
“Effective Date”	Preamble
“Federal Court”	21.11
“FTC”	19.1.5.2
“Governmental Authority”	19.1.5.3
“Guiding Principles”	2.3
“HSR Act”	19.1.5.4
“HSR Clearance Date”	19.1.5.5
“Indemnified Party”	17.2
“Indemnifying Party”	17.2
“[ *** ] Compound”	9.2.3
“[ *** ]”	13.7
“Joint Steering Committee” or “JSC”	2.10.1
“[ *** ]”	8.8
“Losses”	17.1
“Maintenance Period”	10.5
“New Affiliates”	2.9
“No Adequate Remedies”	18.5
“Notifying Party”	2.9
“Party” or “Parties”	Preamble
“Patent Subcommittee”	8.2
“Paying Party”	13.15.2
“Prior Agreement”	14.3
“Publishing Party”	14.4
“[ *** ] Notice”	10.2.4
“Recoveries”	8.11
“Research Term”	3.3
“Reviewing Party”	14.4
“Security Agreement”	20
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Definition	Section
“SPCs”	8.14
“State Court”	21.11
“Subcommittee”	2.14
“Subject Transaction”	2.9
“Taxes”	13.15.1
“Term”	18.1
“VAT”	13.15.1
“Wind-Down Period”	18.3.2
2. Governance and Oversight
2.1.	Alliance Manager. Each Party will appoint one senior representative who possesses a general understanding of clinical, regulatory, manufacturing and marketing issues to act as its respective alliance manager under the Collaboration (each, an “Alliance Manager”). Promptly following the Effective Date, each Party will notify the other Party of the name and contact information of its initial Alliance Manager. Either Party may replace its Alliance Manager at any time upon written notice to the other Party. Either Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager. Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within and among the Committees. Each Alliance Manager will also be responsible for: (i) coordinating the relevant functional representatives of the Parties, in developing and executing Plans; and (ii) providing a single point of communication for seeking consensus both internally within the respective Party’s organizations and together regarding key elements of each Plan. The Alliance Managers shall be entitled to attend meetings of any Committee, but shall not have, or be deemed to have, any rights or responsibilities of a member of any Committee. Each Alliance Manager may bring any matter to the attention of any Committee where such Alliance Manager reasonably believes that such matter requires such attention.
2.2.	Plans. The timing to establish all Plans (and associated budgets) shall be consistent with the internal requirements for each Party’s planning and budgeting cycles and shall be finalized no later than [***] of each year (subject to change based on changes to the Party’s planning periods). Each Plan shall be updated at least annually and provide for [***] ([***]) [***] of detailed activities with [***] ([***]) [***] of general guidance; provided that the existing Plan shall continue to govern until updated by the applicable Committee.
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2.3.	Guiding Principles. Each Party shall make its decisions and conduct its obligations under the Collaboration in a manner in its good faith determination to be consistent with and in accordance with the “Guiding Principles” set forth in Exhibit 2.3 (the “Guiding Principles”), consistent with its obligations pursuant to Section 2.4.
2.4.	Conduct of the Collaboration. Subject to the terms and conditions of this Agreement: (i) prior to the Amgen Option Effective Date, [***] to conduct the Research Program and the Development Program; and (ii) subsequent to the Amgen Option Effective Date, [***] to research, develop, manufacture and commercialize Compounds in the Territory in the Field in accordance with this Agreement (subject to Section [***] hereof). Amgen shall have no obligation pursuant to this Section unless and until the occurrence of the Amgen Option Effective Date.
2.5.	Activities in Competition with the Collaboration. Except as otherwise provided in Section 2.9, and Section 18.8.4, other than through the Collaboration in accordance with the Plans, neither Party nor its Affiliates shall research, develop, manufacture or commercialize Compounds, itself or through a Third Party, in the Territory during the term of this Agreement, except as the Parties otherwise expressly agree in writing.
2.6.	[***] Activities. Notwithstanding Section 2.5, [***] shall have the right to [***] the Territory and to [***] Compounds (or [***] Compounds), in each case solely for the purpose of supporting the [***] the Territory, subject to [***], as to: (i) the [***] and; (ii) the [***] Compounds ([***]).
2.7.	Other. There shall be no restriction under this Agreement on either Party’s research, development or commercialization activities, except as expressly set forth herein. Accordingly, subject to the confidentiality obligations set forth in Article 14, nothing herein shall prevent either Party from using generally applicable information or technology generated in the performance of the Collaboration for internal research as follows: (i) for general technology development purposes, including the discovery, research and development of assay, informatics or other technologies, in each case with general applicability, (ii) to inform structure activity relationships (SAR) for chemical or molecular entities in other programs, [***] to limit the possibility of chemistry overlap with Compounds in the Collaboration or otherwise, or (iii) to generate specificity data, including negative controls and information with respect thereto, in each case of (i) – (iii) outside the Collaboration.
2.8.	Acknowledgement. Each of the Parties acknowledges that the other Party has ongoing research, development and/or commercialization activities and, except as expressly set forth herein, such activities are outside the scope of this Agreement and the Collaboration and such activities are not prohibited by Section 2.5.
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2.9.	Post-Effective Date Affiliates. In the event that either Party enters into any transaction (a “Subject Transaction”) after the Effective Date with a Third Party whereby a Third Party becomes an Affiliate of such Party and such Third Party is [***] (a “[***]”), then such Party (the “Notifying Party”) shall provide notice to the other Party, within [***] ([***]) [***] of the closing of the Subject Transaction, specifying the identity of the Affiliate and describing in reasonable detail, to the extent permitted by Law and without disclosing any proprietary information, [***] and [***]. Any Third Party that so becomes an Affiliate of the Notifying Party by reason of the Subject Transaction are referred to below, collectively, as the “New Affiliates”. Such notice shall include a notification as to whether the Notifying Party intends to: (i) [***], in which case, where CK is the Notifying Party [***] or, in the case where Amgen is the Notifying Party, the [***] hereunder, and in each case any [***] (to the extent [***] hereunder; (ii) [***], in which case the Notifying Party shall [***] (including [***] (and vice-versa), and [***] and vice-versa) and use [***] to [***]. In the foregoing case, the Notifying Party and its Affiliates shall [***] to [***] either Party’s efforts under the Collaboration [***]; (iii) [***], in which case the Notifying Party shall [***] within [***] ([***]) [***] of the closing of the Subject Transaction, during which period the Notifying Party shall [***] (including [***] (and vice-versa), and [***] and vice-versa); in the foregoing case, the Notifying Party and its Affiliates shall [***] to [***] either Party’s efforts under the Collaboration [***]. Notwithstanding the foregoing, (x) where such Subject Transaction is undertaken by Amgen, Amgen may [***], effective [***] ([***]) [***] after provision of such notice; or (y) where such Subject Transaction is undertaken by CK, CK may [***], effective [***] ([***]) [***] after provision of such notice. In the event such Party selects option (ii) and, despite the Notifying Party’s [***], [***] to [***] such [***] within [***] of
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the closing of the Subject Transaction, then such Party shall be deemed to have [***], effective as of such [***]. In the case of [***], Section [***] shall not apply to the [***] by the New Affiliate and the [***], provided, however that the Party that entered into the Subject Transaction shall not utilize [***] to benefit the [***]. For purposes of this Section 2.9, “[***]” shall mean, with respect to any [***] the [***] ([***]) or [***] of [***] or a [***] (in which case the above provisions shall apply to the [***]) of the [***], including [***] thereto, to [***], without the [***] (other than [***]) [***] by the Notifying Party in such [***].
2.10.	Joint Steering Committee.

2.10.1.	Membership. The Collaboration shall be overseen by a joint steering committee (the “Joint Steering Committee” or “JSC”) consisting of the [***] or the [***] of Amgen and the [***] of Cytokinetics. The initial members are set forth on Schedule 2.10.1.
2.10.2.	Decision Making. The JSC shall decide issues by [***], provided, that, after the Amgen Option Effective Date, in the event [***].
2.10.3.	Responsibilities. The JSC shall be responsible for: (i) [***] to the Collaboration; (ii) providing a [***]; (iii) [***] of the Compounds in accordance with the [***]; (iv) [***], and (v) undertaking and/or approving such other matters as are specifically provided for the JSC under this Agreement.
2.10.4.	Meetings. The JSC shall meet annually, or more frequently as the members thereof may agree, in person or via telephone or videoconference, to discuss the progress of the Collaboration as a whole, and any issue with respect to the Collaboration as desired by either member thereof. Other than the members thereof, no personnel of any Party and no Third Party shall be entitled to attend such meetings without the JSC’s consent.

2.11.	Joint Research Committee.
2.11.1.	Membership. The JRC shall be established as soon as practical subsequent to the Effective Date and shall be comprised of three (3) members appointed by CK and three (3) members appointed by Amgen, or such other equal number of members appointed by each of the Parties as the Parties may agree. All members appointed by each of the Parties shall be [***]. The initial appointees for the
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JRC are set forth on Schedule 2.11.1. In addition, each Party’s Co-Chair shall be a [***]. Each Party shall appoint one of the members appointed by it as a Co-Chair. At least one member appointed by each Party shall have the breadth of responsibilities necessary to assert decision-making authority and oversight such that the JRC may make the appropriate decisions within the scope of its responsibility.

2.11.2.	Decision Making. Decisions of the JRC shall be made by [***] of the members present in person or by other means (e.g., teleconference) at any meeting, with [***] and the Parties shall endeavor in good faith to [***] with respect to matters appropriately before the JRC. In order to make any decision the JRC must have present (in person or telephonically) at least one representative of each Party.

2.11.3.	Initial Meeting. Promptly after January 1, 2007, the JRC shall meet to discuss and review the Initial Research Plan and determine appropriate modifications thereto including the [***] hereunder consistent with the objectives for research hereunder set forth in the Initial Research Plan. The JRC shall endeavor to [***] and [***]. For clarity, unless the Parties otherwise agree, all such activities performed by a Party shall be at such Party’s expense. As of the Effective Date, the Parties anticipate that the JRC will [***]. In the event that the Research Plan [***], the [***] of the Research Plan may be [***].

2.11.4.	Responsibilities. The JRC shall be responsible for: (i) deciding and establishing the objectives and direction for the Research Program; (ii) modifying and updating the Research Plan, and adopting an annual detailed Research Plan for the upcoming year, including for the Extended Research Term and including [***]; (iii) reviewing, discussing and updating the [***]; (iv) reviewing and monitoring the [***]; (v) communicating with the [***] of Compounds; (vi) providing such information as requested by [***] activities with respect thereto; (vii) [***]; (viii) undertaking and/or approving such other matters as are specifically provided for the JRC under this Agreement; (ix) otherwise providing a forum for the exchange of scientific information among the scientists participating in the Research Program; and (x) communicating to the Parties regarding all of the foregoing.

2.11.5.	Meetings. The JRC shall meet quarterly during each year in person or as otherwise agreed by the Parties. Any in-person meetings shall be held on an alternating basis between CK’s and Amgen’s facilities, unless otherwise agreed by the Parties. Each Party shall be responsible for its own expenses relating to such meetings. As
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appropriate, other employee representatives of the Parties may attend JRC meetings as nonvoting observers, but no Third Party personnel may attend unless otherwise agreed by the Parties. Each Party may also call for special meetings as reasonably required to resolve particular matters requested by such Party by [***] ([***]) [***] notice to the Co-Chair appointed by the other Party. At its meetings, the JRC shall discuss the progress of the Parties in executing the Research Program and any other matters pertaining to the Research Program.

2.11.6.	Reporting. Each Party shall keep the JRC fully and promptly informed of progress and results of research activities for which it is responsible or which it is permitted to conduct under the Collaboration through its members on the JRC and as otherwise provided herein. Each Party shall fully inform the JRC of all relevant facts and activities with respect to any research matter reasonably requested by any member thereof. At least [***] ([***]) [***] prior to each regularly scheduled JRC meeting, each Party shall deliver to the JRC a written summary of research activities conducted hereunder by each such Party since the last such report.

2.12.	Joint Development Committee.

2.12.1.	Membership. The JDC shall be established as soon as practical subsequent to the Effective Date and shall be comprised of three (3) members appointed by CK and three (3) members appointed by Amgen, or such other equal number of members appointed by each of the Parties as the Parties may agree. All members appointed by each of the Parties shall be [***]. The initial appointees for the JDC are set forth on Schedule 2.12.1. In addition, each Party’s Co-Chair shall be a [***]. Each Party shall appoint one of the members appointed by it as a Co-Chair. At least one member appointed by each Party shall have the breadth of responsibilities necessary to assert decision-making authority and oversight such that the JDC may make the appropriate decisions within the scope of its responsibility.

2.12.2.	Decision Making. Prior to the Amgen Option Effective Date, the JDC shall constitute a consultative, information sharing and advisory body and shall not have decision-making authority. During this time, [***] with respect to the Development Program and Development Plan. Subsequent to the Amgen Option Effective Date, the JDC shall be a decision-making body with respect to the Development Program. Decisions of the JDC shall be made by [***] of the members present in person or by other means (e.g., teleconference) at any meeting, with [***], and the Parties shall endeavor in good faith to [***] with respect to matters appropriately before the JDC. In order to make any decision the JDC must have present (in person or telephonically) at least one representative of each Party. [***]. Notwithstanding anything to the contrary, [***] shall not have the
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right to [***] except as expressly agreed by [***] in writing.

2.12.3.	Responsibilities.
2.12.3.1.	Pre-Exercise. Prior to the Amgen Option Effective Date, the JDC shall be responsible for: (i) providing a [***] of such development; (ii) ensuring the [***] relating to the development activities being conducted hereunder; (iii) reviewing [***]; and (iv) providing a [***] relating to development of Compounds generally.

2.12.3.2.	Post-Exercise. Subsequent to the Amgen Option Effective Date, in addition to the responsibilities set forth in Section 2.12.3.1, the JDC shall be responsible for: (i) amending or modifying the Development Plan, and adopting an annual detailed Development Plan for the upcoming year; (ii) reviewing and monitoring [***]; (iii) communicating with the [***]; (iv) establishing the [***] as necessary for the [***]; (v) [***] hereunder; (vi) [***]; (vii), monitoring and reporting [ ***]; (viii) [***] relating to the Development Program; (ix) undertaking and/or approving such other matters as are specifically provided for the JDC under this Agreement, including those set forth in Schedule 2.12.3.2; and (x) communicating to the Parties regarding all of the foregoing.
2.12.4.	Meetings. The JDC shall meet quarterly during each year in person or telephonically, or as otherwise agreed by the Parties. Any in-person meetings shall be held on an alternating basis between CK’s and Amgen’s facilities, unless otherwise agreed by the Parties. Each Party shall be responsible for its own expenses relating to such meetings. As appropriate, other employee representatives of the Parties may attend JDC meetings as nonvoting observers, but no Third Party personnel may attend unless otherwise agreed by the Parties. Each Party may also call for special meetings as reasonably required to resolve particular matters requested by such Party by [***] ([***]) [***] notice to the Co-Chair appointed by the other Party. At its meetings, the JDC shall discuss the
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progress of the Parties in executing the Development Program and the status of and potential for Amgen exercising the Amgen Option.

2.12.5.	Reporting. Each Party shall keep the JDC fully and promptly informed of progress and results of development activities for which it is responsible or permitted to conduct hereunder through its members on the JDC and as otherwise provided herein, including by promptly providing copies of all clinical data and results (in no event later than [***] ([***]) [***] after such information becomes available to the relevant Party). Each Party shall fully inform the JDC with respect to all relevant facts and activities with respect to any development matter reasonably requested by any member thereof. At least [***] ([***]) [***] prior to each JDC meeting, each Party shall deliver to the JDC a written summary of development activities conducted hereunder by each such Party since the last such report.

2.13.	Joint Commercialization Committee.

2.13.1.	Membership. The JCC shall be formed within [***] ([***]) [***] after the [***]. The JCC shall be comprised of three (3) members appointed by CK and three (3) members appointed by Amgen, or such other equal number of members appointed by each of the Parties as the Parties may agree. All members appointed by each of the Parties shall be [***]. In addition, each Party’s Co-Chair shall be a [***]. Each Party shall appoint one of the members appointed by it as a Co-Chair. At least one member appointed by each Party shall have the breadth of responsibilities necessary to assert decision-making authority and oversight such that the JCC may make the appropriate decisions within the scope of its responsibility.

2.13.2.	Decision Making. Decisions of the JCC shall be made by [***] of the members present in person or by other means (e.g., teleconference) at any meeting, with [***], and the Parties shall endeavor in good faith to [***] with respect to matters appropriately before the JCC. In order to make any decision the JCC must have present (in person or telephonically) at least one representative of each Party. [***]. [***] shall not have the right to [***] except as expressly set forth in Article 5 and as otherwise agreed by [***] in writing.

2.13.3.	Responsibilities. The JCC shall be responsible for: (i) adopting an initial Commercialization Plan for each Compound at such time as determined by the JCC, amending or modifying the Commercialization Plan, and adopting an annual detailed Commercialization Plan for the upcoming year, in each case consistent with the description set forth on Schedule 2.13.3A; (ii) reviewing, coordinating and ensuring [***]; (iii) communicating with the [***]; (iv) [***] (v) reviewing and monitoring the [***]; (vi) monitoring and reporting [***];
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(vii) developing the [***] of Compounds; (viii) [***]; (ix) undertaking and/or approving such other matters as are specifically provided for the JCC under this Agreement, including those set forth on Schedule 2.13.3B; and (x) communicating to the Parties regarding all of the foregoing. When determining the foregoing, the JCC shall give consideration to [***] performing commercialization activities. Notwithstanding the foregoing, the JCC shall have no obligation to [***] except as set forth in Section [***].

2.13.4.	Meetings. The JCC shall meet quarterly during each year in person or telephonically, or as otherwise agreed by the Parties. Any in-person meetings shall be held on an alternating basis between CK’s and Amgen’s facilities, unless otherwise agreed by the Parties. Each Party shall be responsible for its own expenses relating to such meetings. As appropriate, other employee representatives of the Parties may attend JCC meetings as nonvoting observers, but no Third Party personnel may attend unless otherwise agreed by the Parties. Each Party may also call for special meetings as reasonably required to resolve particular matters requested by such Party by [***] ([***]) [***] notice to the Co-Chair appointed by the other Party. At its meetings, the JCC shall discuss the progress of the Parties in executing the Commercialization Plan and any other matters pertaining to commercialization conducted hereunder.

2.13.5.	Reporting. Each Party shall keep the JCC informed of progress and results of commercialization activities for which it is responsible under the Collaboration through its members on the JCC and as otherwise provided herein. At least [***] ([***]) [***] prior to each JCC meeting, each Party shall deliver to the JCC a written summary of commercialization activities conducted hereunder by each such Party since the last such report.

2.14.	Subcommittees. From time to time, the JRC, JDC or JCC may establish subcommittees to oversee particular projects or activities, and such subcommittees shall be constituted as such Committee approves (each, a “Subcommittee”). If any Subcommittee is unable to reach a decision on any matter after endeavoring for [***] ([***]) [***] to do so, such matter shall be referred to the applicable Committee that established such Subcommittee for resolution.

2.15.	Replacement of Committee Members. Each Party shall have the right to replace its Committee members or Co-Chairs by written notice to the other Party. In the event any Committee member or Co-Chair becomes unwilling or unable to fulfill his or her duties hereunder, the Party that appointed such member shall promptly appoint
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a replacement by written notice to the other Party. Any replacement member (or Co-Chair) shall be subject to the requirements for such member as described in this Article 2, provided, however, that if a Party nominates a replacement member that does not meet such criteria, the other Party shall consider the relevant qualifications and experience of such proposed replacement.
2.16.	Input from other Personnel. Any Committee member shall have the right to solicit input or assistance from any other personnel of the relevant Party.

2.17.	No Authority to Amend or Modify. Notwithstanding anything herein to the contrary, no Committee shall have any authority to amend, modify or waive compliance with this Agreement.

2.18.	Exigent Circumstances. Notwithstanding anything in this Article 2 to the contrary, each of the Parties shall have the right to take prompt action within the scope of their rights hereunder where exigent circumstances so require, without the necessity for Committee review. In any such case, such Party shall promptly notify the Committee of such action and the exigent circumstances.

2.19.	Japan. Notwithstanding anything to the contrary, the Committees shall have no authority to govern activities conducted for purposes outside the Territory and expressly permitted hereunder.

3.	Joint Research Program

3.1.	Research Plan. The JRC shall establish, update and approve annually an integrated work plan and budget that defines each Party’s responsibilities and contribution of resources under the Research Program. The Initial Research Plan shall be in effect until the JRC agrees to modify such Initial Research Plan in accordance with Section 2.11.4.

3.2.	Conduct of the Research Program Prior to Amgen Option Exercise. During the Initial Research Term, CK shall conduct the Research Program in accordance with the Research Plan at CK’s sole cost and expense except as expressly provided herein. CK shall use [***] to perform such research in accordance with the then-current Research Plan. CK’s intellectual property or proprietary rights developed in the course of such research shall be included in the definition of CK Intellectual Property. As currently contemplated by the Parties, the focus of the Research Program shall be as described in the Initial Research Plan, and CK shall perform activities thereunder towards meeting the objectives set forth therein, as such may be modified based on allocation of responsibilities and activities between the Parties as established by the JRC. Notwithstanding the foregoing, the JRC shall have the right to tailor the Research Program to take into account the best avenue for advancing such program at a given time taking into account the information available to it at such time. Amgen shall have the right to request CK to conduct additional research activities at Amgen’s cost, and CK shall consider such requests in good-faith and, if CK so agrees, shall perform such activities. Prior to the Amgen Option Effective Date, Amgen shall conduct research
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activities with respect to Compounds, including with respect to the activities set forth above, solely in accordance with the Research Plan or as otherwise approved by the JRC, provided, however that the JRC shall have no right to assign any research activities to Amgen except as expressly agreed by Amgen in writing. Amgen and CK shall coordinate through the JRC any such research activity so conducted by Amgen with the research conducted by CK. Amgen shall conduct such research at its sole cost and expense, and any intellectual property or proprietary rights developed in the course of such research shall be owned by Amgen, but such rights shall be included in the Collaboration, to the extent and as provided in Section 9.2. CK shall provide Amgen with any reasonable assistance and materials requested by Amgen to enable it to conduct such research, and Amgen shall reimburse CK any reasonable, out-of-pocket costs incurred by CK in connection with such cooperation.

3.3.	Conduct of the Research Program Subsequent to Amgen Option Exercise. Subsequent to the Amgen Option Effective Date the Parties shall conduct research in accordance with the then-current Research Plan for a period of [***] (such period from the Amgen Option Effective Date until the conclusion thereof, the “Research Term”). The JRC shall consult and develop a plan to ensure the continuity of the research efforts then being undertaken as and to the extent necessary to maximize continuing progress of the Research Plan. The JRC shall have the right to tailor the Research Program to take into account the best avenue for advancing each Program at a given time taking into account the information available to the JRC at such time. The JRC shall allocate responsibility for the various aspects of the Research Plan to the Parties provided, however, that the JRC shall not allocate more than [***] ([***]) FTEs of research responsibility per year to CK without CK’s prior written consent. Each Party agrees to allocate those FTEs as reasonably necessary to progress and complete the tasks assigned to it in the then-current Research Plan on the timeframes as set forth therein (as currently contemplated, to potentially include [***]), but no less than the number of FTEs set forth for such Party in the then-current Research Plan on a task-by-task basis (subject to any changes necessary due to unexpected progress and/or setbacks). From and after the Amgen Option Effective Date, Amgen shall be responsible for the direct, reasonable out-of-pocket costs incurred by the Parties in accordance with the Research Plan, including the Third Party costs for any activities specified to be outsourced in the Research Plan. In addition, Amgen shall support [***] CK FTEs [***] and provided in accordance with the Research Plan by CK at the FTE Rate, payable in accordance with Section 13.6. With the prior consent of the JRC, CK shall have the right to provide additional FTEs to the Research Program [***].

3.4.	Provision of [***]. Promptly following the Effective Date, the Parties shall [***], for a [***] of no less than [***] ([***]) [***], for [***] to [***] from [***] for [***] to discover Compounds for research, development, manufacture and commercialization in the Territory pursuant to this Agreement,
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subject to [***] relating thereto. It is contemplated that such [***], and for [***] to [***] for research, development, manufacture and commercialization by the Collaboration [***]. Each [***] for research, development, manufacture and commercialization to the Collaboration by [***] shall be a [***] if it [***]. If [***] or if [***], [***] shall be [***], subject to the provisions of Section [***].

3.5.	Extended Research Term. Within [***] ([***]) [***] following the initiation of the Extended Research Term, the JRC shall meet and establish a Research Plan that sets forth responsibilities of the Parties for the continuation of the Research Program during the Extended Research Term. The responsibilities of the Parties shall be allocated in a manner consistent with the prior responsibilities of the Parties, provided, however that the JRC shall have no right to allocate any activities to a Party except as expressly agreed by such Party in writing.

4.	Joint Development Program
4.1.	Development Plan. The JDC shall establish, update and approve annually an integrated work plan and budget that defines each Party’s responsibilities and contribution of resources under the Development Program, including for creating and maintaining the Global Registration Dossier (the “Development Plan”). For clarity, the Development Plan shall encompass and govern the activities of the Parties in the Field across the Territory.

4.2.	Development Project Team. The Parties will establish a project team for each Compound (the “Development Project Team”) that will be responsible for managing, reviewing and implementing the performance of the day to day activities of both Parties for all stages of the Development Program for such Compound, including review and decision making regarding CMC, toxicology, clinical trial designs and regulatory filings and strategy. Each Party will have representation on the Development Project Team throughout the Development Program, and the Development Project Team shall be subordinate to and governed by the JDC.

4.3.	Manufacturing Subcommittee. Promptly after the Amgen Option Effective Date, the Parties shall establish a manufacturing subcommittee to manage, oversee, facilitate and coordinate the transfer of manufacturing information and protocols by, and transition manufacturing from, CK to Amgen. Each Party will have representation on the Manufacturing Subcommittee throughout the Development Program, and the Manufacturing Subcommittee shall be subordinate to and governed by the JDC.

4.4.	Regulatory Subcommittee. The Parties shall establish a regulatory subcommittee that will be responsible for coordinating activities regarding regulatory matters as charged by the JDC. Each Party will have representation on the Regulatory Sub-
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committee throughout the Development Program, and the Regulatory Sub-committee shall be subordinate to and governed by the JDC.
4.5.	Conduct of the Development Program Prior to Amgen Option Exercise. Prior to the Amgen Option Effective Date, CK shall conduct a development program designed to pursue the clinical development of Compounds in accordance with the Development Plan. CK shall use [***] to perform such development in accordance with the then-current Development Plan and to undertake the activities and [***] in a manner [***]. As currently contemplated by the Parties, the initial focus of the Development Program with respect to CK-452 shall be: (i) the [***], and the [***]; and (ii) the conduct of the activities and [***]. Notwithstanding the foregoing, CK shall have the right to control and tailor the Development Program to take into account the best avenue for advancing the Development Program at a given time taking into account the information available to it at such time. For clarity, prior to the Amgen Option Effective Date, Amgen shall not perform any development activities directed toward CK-452 or any other Compound unless otherwise expressly agreed by the Parties.

4.6.	Conduct of the Development Program Subsequent to Amgen Option Exercise. Subsequent to the Amgen Option Effective Date, the JDC shall regularly evaluate Compounds that are the subject of the Research Program to determine which Compounds, if any, shall be developed by the Parties hereunder.

4.6.1.	Development Responsibilities.
4.6.1.1.	[***] Development. Subsequent to the Amgen Option Effective Date, but prior to the [***] for a Compound, the JDC shall delegate operational responsibility for all clinical trials and all other development activities for such Compound to CK or Amgen, while in any event [***] in the area. It is the intent of the Parties that the JDC shall [***], unless the JDC determines that [***] (as, for example, [***]).

4.6.1.2.	[***] Development. Subsequent to the Amgen Option Effective Date and the [***] for a Compound, the JDC shall [***].
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The JDC shall [***] related to such development. The JDC shall assign to CK primary responsibility for the operational aspects of [***] for such Compound. If [***] is anticipated to be conducted, significant [***] shall be assigned by the JDC to CK.

4.6.1.3.	CK Product Opportunities. If CK, through its participation on the JDC, identifies a development and commercialization opportunity that arises in consideration of the Development Program that may fall outside of the then-current Development Plan and that does not [***], (each such development opportunity, a “CK Product Opportunity”) and [***] and the [***] and [***] hereunder (giving consideration to all relevant factors), then [***] CK perform such activities under a mutually agreed modification to the Development Plan, provided that [***]. If [***], CK will have responsibility for the development and commercialization of the Compound for the CK Product Opportunity, and all costs associated therewith, and subject to [***] to be agreed in writing prior to such authorization. CK shall apply [***] to conduct the development and commercialization of the Compound for the CK Product Opportunity and communicate regularly to Amgen through its participation on the JDC and JCC as to the plans and progress therefor.

4.6.1.4.	CK Preference. Amgen shall [***] utilize CK as its [***] services hereunder, subject to CK [***] for the particular activities and CK’s agreement to perform such activities [***] with [***] for [***] from [***], including by [***] for development activities [***]. In the event of [***] in good faith.

4.6.1.5.	[***]. Subsequent to the Amgen Option Effective Date, and subject to Section 10.4, the Parties shall use
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[***] to conduct development as assigned by the JDC and in accordance with the Development Plan.
4.7.	Development Costs.
4.7.1.1.	Pre-Exercise. Prior to the Amgen Option Effective Date, CK shall be responsible for all costs expended by CK on development.

4.7.1.2.	Post-Exercise. Subsequent to the Amgen Option Effective Date, if CK performs development services pursuant to Section 4.6.1.4, then Amgen shall reimburse CK for internal FTEs approved in advance by Amgen at the then agreed FTE rate, payable in accordance with Section 13.6. In addition, Amgen shall bear all Third Party costs for any activities specified to be outsourced pursuant to the Development Plan, provided that such Third Party costs are approved in advance by Amgen.
5.	Joint Commercialization Program

5.1.	Commercialization Plan. The JCC shall establish, update and approve annually a plan and budget for commercialization activities for the Compounds hereunder consistent with Schedule 2.13.3A. For clarity, the Commercialization Plan shall encompass and govern the activities of the Parties in the Field across the Territory.

5.2.	Commercial Operating Team. From and after the time [***], the JCC will establish an operating team for each Compound (“Commercial Operating Team”) that will be responsible for managing, reviewing, and implementing the performance of the day to day responsibilities of both Parties for all stages of the commercialization program for such Compound, including review and decision making regarding plans for manufacture, promotion, marketing, sale, distribution, and medical education. [***] the Commercial Operating Team for such Compound throughout the commercialization of such Compound hereunder, and the Commercial Operating Team shall be subordinate to and governed by the JCC.

5.3.	Pre-Option Exercise Activities. Prior to the Amgen Option Effective Date, subject to consultation with Amgen, CK shall have the right to continue its commercialization activities that it has undertaken prior to the Effective Date including [***]. Subsequent to the Amgen Option Effective Date, the Parties shall cooperate through the JCC to coordinate the transition of such activities.

5.4.	Amgen Commercialization. Except as set forth in Section 5.5, subsequent to the Amgen Option Effective Date, Amgen shall have sole responsibility for commercialization of Compounds in the Territory, and shall use [***] to do so in accordance with the Commercialization Plan. Except for those costs to be borne by CK pursuant to Section 5.5.4, Amgen shall bear its
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own internal and out-of-pocket costs incurred with respect to such commercialization activities. In addition, Amgen shall bear all Third Party costs for any activities specified to be outsourced in the Commercialization Plan.

5.5.	Co-Promotion.
5.5.1.	Election and Percentage. For Compounds in which CK has [***] Co-Invested, CK shall have the right, but not the obligation, to provide a percentage elected by CK of up to [***] percent ([***]%) of the details within the CK Market Segment in the U.S., Canada and/or Mexico. To exercise its co-promotion rights for a Compound in which CK has [***] Co-Invested, CK must notify Amgen in writing, within [***] ([***]) [***] of the filing of the first application for Marketing Approval in U.S., Mexico or Canada with respect to such Compound and receipt of the Commercialization Plan therefor, of CK’s election to co-promote such Compound and the percentage of the details CK elects to provide within the CK Market Segment (subject to a maximum of [***] percent ([***]%)). Specific details in the CK Market Segment in the U.S., Canada and Mexico shall be allotted by the JCC, taking into account CK’s interests in developing and maintaining relationships in the CK Market Segment, and product strategy for the relevant Compound. In determining CK’s elected percentage share of the details in the CK Market Segment, details provided pursuant to Section 5.5.3 shall be taken into account.

5.5.2.	Co-Promotion Agreement. At such time as CK has [***] Co-Invested with respect to a particular Compound pursuant to Section 11.1 and makes the election to co-promote such Compound in the U.S., Canada and/or Mexico pursuant to Section 5.5.1, the Parties shall prepare and enter into a definitive agreement specifying in more detail the overall framework for the co-promotion activities of the Parties for such Compound in the U.S., Canada and Mexico, consistent with this Section 5.5, and the Parties shall finalize such agreement as promptly as practical following the filing of an application for Marketing Approval for such Compound. Such agreement shall provide for CK’s sales force responsible for promotion of the Compounds to [***], and for CK’s sales force to [***]. In addition, such co-promotion agreement shall include provisions for [***].

5.5.3.	CK Hospitals. For Compounds in which CK has [***] Co-Invested, the [***] as set forth in this Section 5.5.3. With respect to [***] specific hospitals in the U.S., Mexico and Canada ([***] and [***]), CK shall have [***] within such hospitals in accordance with the Commercialization Plan for such Compound (even where those [***] the hospital setting). Amgen and CK shall coordinate their efforts subject to oversight by the JCC. Such responsibility shall include [***] to be taken with such [***], as well as
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coordinating the details and educational programs called for in the Commercialization Plan. All promotional materials, sales aids, monographs, and educational program materials used by CK shall be approved by the JCC to ensure compliance with the Commercialization Plan, consistency between the efforts of the Parties and conformance with compliance standards to be adopted or approved by the JCC and applicable Law. Amgen shall have responsibility for [***] the hospital setting, even where those [***] the hospital setting; for all such [***], Amgen and CK shall coordinate their efforts subject to oversight by the JCC.

5.5.4.	Payment. Amgen shall pay CK for details performed pursuant to Section 5.5 in accordance with the Commercialization Plan [***], as agreed by the Parties, provided that the cost to be reimbursed [***]. CK shall bear any other costs associated with its commercialization activities. In addition, should the JCC request CK to undertake additional activities and CK agree to do so, then Amgen shall reimburse CK’s reasonable, out-of-pocket costs and FTE costs at the FTE Rate, in accordance with a budget to be established by the JCC.

5.5.5.	[***]. [***] pursuant to this Article 5 shall be [***], or [***] necessary to do so in [***] and [***] in such manner.
6.	Manufacturing, Sales and Distribution
6.1.	Responsibility. Prior to the Amgen Option Effective Date, CK shall be solely responsible for the manufacture of Compounds, provided Amgen shall have the right to manufacture quantities of Compounds as may be required for its own research conducted in accordance with the Research Plan. In addition, CK shall provide to Amgen reasonable quantities of Compounds as requested by Amgen for its research use, and Amgen shall reimburse CK therefor [***] (including [***]) as applicable. Subsequent to the Amgen Option Effective Date, Amgen shall be solely responsible for the manufacture, distribution and sale of Compounds in the Territory, provided, however, that CK shall have the right to manufacture Compounds in accordance with Section 2.6. Amgen shall book all sales of Compounds in the Territory.

6.2.	Regulatory Responsibility. Prior to the Amgen Option Effective Date, CK shall be solely responsible for securing and maintaining any regulatory approvals needed in connection with the manufacture of Compounds (except with respect to Compounds manufactured by Amgen for its research). Subsequent to the Amgen Option Effective Date, Amgen shall have the sole responsibility for securing and maintaining any regulatory approvals needed in connection with the manufacture, distribution and sale of Compounds in the Territory (except with respect to Compounds manufactured by or under authority of CK in accordance with Section
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2.6). Subsequent to the Amgen Option Effective Date, all regulatory approvals in the Territory shall be owned by Amgen, and CK shall promptly transfer to Amgen any such approvals held in its name [***] and relevant information, data and protocols to the extent reasonably necessary for Amgen to manufacture Compounds hereunder and on hand API and formulated Compounds (other than those reasonably necessary for CK’s conduct of clinical trials for which it has been assigned operational responsibility by the JCC, or reasonably necessary for CK’s use outside the Territory) to Amgen (and Amgen shall reimburse CK [***] cost with respect to such API and formulated Compounds), and the Parties shall cooperate to ensure a smooth transition of regulatory responsibility. Amgen agrees to reimburse CK’s [***] costs in connection with such transfer. Subject to [***], CK shall have the right to reference relevant approvals to the extent reasonably necessary for CK to manufacture and supply Compounds in support of its activities outside the Territory in accordance with Section 2.6.

6.3.	Reasonable Cooperation. After the Amgen Option Effective Date, CK shall cooperate reasonably with Amgen in connection with the manufacture, distribution or sale of Compounds in the Field in the Territory, and the regulatory approvals therefor, for which Amgen is responsible under this Agreement, and Amgen shall reimburse CK [***] costs incurred by CK in connection therewith, as well as for time incurred by CK at the FTE Rate. Amgen shall cooperate with CK in connection with the manufacture, distribution or sale of Compounds for use under the Collaboration and to support activities outside the Territory and the regulatory approvals therefor, and CK shall reimburse Amgen [***] costs incurred by Amgen in connection therewith, as well as for time incurred by Amgen at the FTE Rate. Without prejudice to any other provision of this Agreement, the foregoing sentence shall not be deemed to [***], and [***]. The Parties acknowledge the possible advantage of collaborative sourcing for Compounds, and each Party shall consider in good-faith any request by the other Party to cooperate with respect to such sourcing.

6.4.	Extent of Cooperation. The Parties’ cooperation obligations pursuant to this Article 6 shall not impose upon a Party any obligation to create any data, file any approval or take any action that the Party is not undertaking for its own accord. By way of example, a Party shall share, as described herein, information generated by it in the course of its own activities, but shall have no obligation to generate additional information that may be useful for the other Party, except as expressly set forth herein.
7.	Regulatory

7.1.	Regulatory Responsibility.

7.1.1.	Prior to the Amgen Option Effective Date. Prior to the Amgen Option Effective Date, CK shall own and be solely responsible for filing, obtaining and maintaining
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all approvals necessary for the research and development of Compounds; all such approvals shall be held in the name of CK or its designee. CK shall: (i) promptly provide Amgen with copies of any written communication from and a summary of any oral communication with any Regulatory Authority relating to a Compound; (ii) allow Amgen a reasonable opportunity (but in no event less than [***] ([***]) [***]) to review and comment on any submission or correspondence to any Regulatory Authority relating to any Compound; (iii) consider in good-faith any comments made by Amgen pursuant to subsection (ii) or otherwise with respect to interactions with any Regulatory Authority concerning any Compound or activities conducted pursuant to the Collaboration; (iv) allow Amgen to attend any in person meetings with any Regulatory Authority and to listen in on any planned calls with any Regulatory Authority; and (v) otherwise provide Amgen with any reasonably requested information or documentation relating to regulatory submissions or approvals. While CK is responsible for regulatory activities for a Compound pursuant to this Section 7.1.1, Amgen shall not independently communicate with any Regulatory Authority with respect to any such Compounds, except as may be required by Law.

7.1.2.	Subsequent to the Amgen Option Effective Date. Subsequent to the Amgen Option Effective Date, Amgen shall own and be solely responsible for filing, obtaining and maintaining approvals necessary for the development and commercialization of Compounds in the Territory in the Field and any approval for any product labeling or promotional materials in the Territory with respect thereto; and unless otherwise agreed or required by applicable Law, all such approvals shall be held in the name of Amgen or its designee. Within [***] ([***]) [***] of the Amgen Option Effective Date, CK shall transfer to Amgen, at [***], all Marketing Approvals in the Territory held in the name of CK or its designee. CK shall provide Amgen any assistance reasonably requested in connection with any such approval, and Amgen shall reimburse CK [***] costs incurred in connection therewith. Following such transfer, Amgen shall (i) promptly provide CK with copies of any written communication from and a summary of any oral communication with any Regulatory Authority relating to a Compound; (ii) allow CK a reasonable opportunity (but in no event less than [***] ([***]) [***]) to review and comment on any submission or correspondence to any Regulatory Authority relating to any Compound; (iii) consider in good-faith any comments made by CK pursuant to subsection (ii) or otherwise with respect to interactions with any Regulatory Authority concerning any Compound or activities conducted pursuant to the Collaboration; (iv) allow CK to attend any in person meetings with any Regulatory Authority and to listen in on any planned calls with any Regulatory Authority; and (v) otherwise provide CK with any reasonably requested information or documentation relating to regulatory submissions or approvals. While Amgen is responsible for regulatory activities for a Compound pursuant to this Section 7.1.2, CK shall not independently communicate with any Regulatory Authority in the Territory with respect to any such Compounds, except as may be required by Law.

7.2.	Clinical Safety Reporting; Pharmacovigilance. At all times subsequent to the Amgen Option Effective Date, Amgen shall be solely responsible for establishing
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and shall establish operating and other procedures reasonably sufficient to report to the appropriate Regulatory Authority(ies) all adverse event reports, safety reports and similar matters, unless otherwise determined by the JDC in accordance with the Laws in the Territory (and CK outside the Territory). Promptly following the Amgen Option Effective Date, the safety personnel of Amgen and CK will develop and agree upon safety data exchange procedures governing the coordination of collection, investigation, reporting, and exchange of information concerning adverse events with respect to Compounds (including with respect to pregnancies), product quality and product complaints involving adverse events with respect to Compounds, sufficient to permit each Party, its Affiliates and licensees to comply with their legal obligations, including to the extent applicable, those obligations contained in FDA regulations. Each Party shall further provide the other Party any assistance reasonably requested by the other Party in connection with safety reporting and fulfilling its obligations to Regulatory Authorities with respect thereto, and the requesting Party shall reimburse the other Party [***] costs incurred in connection therewith.

7.3.	Transfer of Data, Technology and Regulatory Filings. Promptly following the Amgen Option Effective Date, such that such transfer is completed within [***] ([***]) [***] of the Amgen Option Effective Date, CK shall deliver to Amgen (or provide copies where CK is required by Law to maintain original records), [***] data, [***] data, [***] data, [***] data and [***] data (including [***] (both [***] and [***]), [***], [***], [***]) reasonably necessary for Amgen to exercise its rights and perform its obligations under this Agreement with respect to Compounds, and other information pertaining to the Compounds reasonably requested by Amgen, in each case Controlled by CK or its Affiliates, and Amgen shall reimburse CK [***] costs incurred in connection therewith. Each Party shall provide the other with such assistance as the other Party reasonably requests from time to time, to enable such other Party to fully understand and implement the foregoing and the requesting Party shall reimburse the other [***] costs incurred in connection therewith. Without limiting the foregoing, with respect to Confidential Information of a Party, which Confidential Information the other Party desires to include in any regulatory filing, the Party whose Confidential Information it is shall either: (i) make such information available to the other Party or (ii) make such information available directly to the applicable Regulatory Authority (whether by reference or otherwise). In addition, CK (itself or through a designee) shall have the right to reference regulatory filings and data [***] with respect to [***] Compounds for CK’s use [***] for the purposes of development and commercialization of [***] Compounds [***], subject to [***] of Section [***]. The Parties shall [***], including [***] and [***] with respect thereto. The Parties will [***].
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7.4.	Use of Contractors. CK ([***] and [***]) and Amgen shall each have the right to use the services of Third Party contractors, including contract research organizations, contract manufacturing organizations, contract sales forces and the like, to assist such Party in fulfilling its obligations and exercising its rights under this Agreement, [***], including [***] and [***]. Each Party shall consider in good faith the possibility of using the other Party’s resources to perform such activities as an alternative to utilizing the services of a subcontractor.

7.5.	Extent of Cooperation. The Parties’ cooperation obligations pursuant to this Article 7 shall not impose upon a Party any obligation to create any data, file any approval or take any action that the Party is not undertaking for its own accord. By way of example, a Party shall share, as described herein, information generated by it in the course of its own activities, but shall have no obligation to generate additional information that may be useful for the other Party, except as expressly set forth herein.
8.	Intellectual Property

8.1.	Ownership.

8.1.1.	General. Except to the extent expressly specified to the contrary in this Agreement, including any exclusivity in this Agreement, (i) each Party shall retain and own all right, title, and interest in and to all patent rights, trade secret, proprietary right and other intellectual property rights conceived or created solely by such Party, (ii) the Parties shall jointly own all right, title, and interest in and to all patent rights, trade secret, proprietary right and other intellectual property rights conceived or created jointly by the Parties and, subject to the provisions of this Agreement neither Party shall have any duty to account or obtain the consent of the other Party in order to exploit or license such intellectual property rights, and (iii) inventorship and authorship of any invention or work of authorship conceived or created by either Party, or jointly by the Parties, shall follow the rules of the U.S. Patent and Trademark Office and the Laws of the United States (without reference to any conflict of law principles). Each Party shall ensure that all employees and consultants providing services related to the Compounds executes all documentation necessary to vest ownership of intellectual property in such Party or its Affiliate.

8.1.2.	[***]. All right, title and interest in and to all technology, patent rights, trade secrets and other intellectual property and proprietary rights that are or include a [***] or [***] by CK, or any portion of any of the foregoing, shall, to the extent such [***] or [***], be exclusively owned by CK. All right, title and interest in and to all technology, patent rights, trade secrets and other
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intellectual property and proprietary rights that are or include a [***] or [***] by Amgen, or any portion of any of the foregoing, shall, to the extent such [***] or [***], be exclusively owned by Amgen.
8.2.	Patent Subcommittee. Promptly following the Effective Date, the JDC shall establish a Subcommittee (the “Patent Subcommittee”) to oversee, review and coordinate (i) the prosecution, maintenance, defense and enforcement of Patent Rights within the Collaboration Patent Rights and (ii) other Patent Rights-related matters as are specifically provided for the Patent Subcommittee under this Agreement or assigned to it by the JDC. Such Subcommittee shall meet, in-person or telephonically, as frequently as agreed to discuss matters related to such activities. The Patent Subcommittee shall have equal representation from each Party, with each Party selecting a co-chair. Each Party’s representatives on the Patent Subcommittee shall consist essentially of at least one (1) patent attorney having significant experience relating to pharmaceutical Patent Rights, and other individuals as agreed to be appropriate by the Patent Subcommittee. The Patent Subcommittee in consultation with the JDC shall establish practices and procedures for the identification and disclosure of patentable subject matter and the prosecution maintenance of Patent Rights disclosing such subject matter consistent with the terms and conditions of this Article 8. In determining which outside counsel to use pursuant to Sections 8.4 and 8.5, the Patent Subcommittee shall take into account existing relationships and historical knowledge of the relevant matters, in addition to other relevant factors.

8.3.	Cooperation Generally. Subject to control by each Party as more particularly set forth below and decisions of the Patent Subcommittee, the Parties shall cooperate in order to coordinate reasonably the filing, prosecution, maintenance, defense and enforcement of the Collaboration Patent Rights in, and foreign counterparts thereto outside, the Territory, and each Party shall keep the Patent Subcommittee informed with respect to activities that it performs pursuant to this Article 8 or otherwise based upon its activities in connection with this Agreement. Without limiting the foregoing, in any action by a Party in the Territory pursuant to this Article 8, whether or not the non-enforcing Party chooses to participate in the action, the non-enforcing Party will not oppose being joined, and the enforcing Party shall have the right to join the non-enforcing Party, in such enforcement actions as a party plaintiff, and the non-enforcing Party will take such other actions as necessary for standing or to satisfy other requirements to file, pursue or maintain the action, at the enforcing Party’s request and expense, including reasonably providing testimony, documents, and the like.

8.4.	Prosecution and Maintenance – Pre-Option Exercise.

8.4.1.	Prior to the Amgen Option Effective Date, subject to the oversight of the Patent Subcommittee, CK shall control, through outside counsel mutually acceptable to the Parties and directed by CK, the filing for, prosecution and maintenance (including office actions, oppositions and interferences) of CK Patent Rights and Joint Patent
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Rights, at [***], in consultation with Amgen, as well as filing for any patent term extensions or similar protections therefor. CK shall provide Amgen copies of and an opportunity to review and comment upon the text of the applications relating to CK Patent Rights and Joint Patent Rights [***] ([***]) [***] before filing. CK shall provide Amgen with a copy of each application for each such CK Patent Right or Joint Patent Right as filed, together with notice of its filing date and application number. CK shall keep Amgen advised of the status of all material communications, actual and prospective filings or submissions regarding such CK Patent Rights and Joint Patent Rights, and shall give Amgen copies of and an opportunity to review and comment on any such communications, filings and submissions proposed to be sent to any patent office or judicial body. CK shall reasonably consider in good faith Amgen’s comments on the communications, filings and submissions for the CK Patent Rights and Joint Patent Rights. If CK declines to file for, prosecute or maintain (including defending or prosecuting office actions, prosecutions or interferences) any CK Patent Right or Joint Patent Right, it shall give Amgen reasonable notice thereof and thereafter, Amgen may, upon written notice to CK and at Amgen’s sole cost, control the filing for, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of such CK Patent Right or Joint Patent Right thereafter in accordance with Section 8.4.2 below. Amgen shall provide CK any cooperation or assistance reasonably requested by CK in connection with the filing, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of CK Patent Rights and Joint Patent Rights, and CK shall reimburse Amgen’s [***] expenses incurred in connection therewith. From and after such time as Amgen exercises the Amgen Option, CK Patent Rights and Joint Patent Rights shall be handled as set forth in Section 8.5 below. With respect to CK Patent Rights and Joint Patent Rights, CK shall not [***] without Amgen’s prior written consent, not to be unreasonably withheld or delayed.
8.4.2.	Prior to the Amgen Option Effective Date, subject to the oversight of the Patent Subcommittee, Amgen shall control, through outside counsel mutually acceptable to the Parties and directed by Amgen, the filing for, prosecution and maintenance (including defending or prosecuting office actions, oppositions and interferences) of Amgen Patent Rights, at Amgen’s expense, in consultation with CK, as well as filing for any patent term extensions or similar protections therefor. Amgen shall provide CK copies of and an opportunity to review and comment upon the text of the applications relating to Amgen Patent Rights [***] ([***]) [***] before filing. Amgen shall provide CK with a copy of each application for such an Amgen Patent Right as filed, together with notice of its filing date and application number. Amgen shall keep CK advised of the status of all material communications, actual and prospective filings or submissions regarding such Amgen Patent Rights, and shall give CK copies of and an opportunity to review and comment on any such communications, filings and submissions proposed to be sent to any patent office or judicial body. Amgen shall reasonably consider in good faith CK’s comments on the communications, filings and submissions for the Amgen Patent Rights. If Amgen declines to file for, prosecute or maintain (including defending or
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prosecuting office actions, prosecutions or interferences) any Amgen Patent Right, it shall give CK reasonable notice thereof and thereafter, CK may, upon written notice to Amgen and at CK’s sole cost, control the filing for, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of such Amgen Patent Right thereafter in accordance with Section 8.4.1. CK shall provide Amgen any cooperation or assistance reasonably requested by Amgen in connection with the filing, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of Amgen Patent Rights, and Amgen shall reimburse CK’s [***] incurred in connection therewith. From and after the Amgen Option Effective Date, Amgen Patent Rights shall be handled as set forth in Section 8.5 below.
8.5.	Prosecution and Maintenance – Post-Option Exercise. Following the Amgen Option Effective Date, subject to the oversight of the Patent Subcommittee, Amgen shall, through outside counsel mutually acceptable to the Parties and directed by Amgen, control the filing for, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) of Collaboration Patent Rights in the Territory, at Amgen’s expense, in consultation with CK, as well as filing for any patent term extensions or similar protections. Amgen shall provide CK copies of and an opportunity to review and comment upon the text of the applications relating to such Collaboration Patent Rights [***] ([***]) [***] before filing. Amgen shall provide CK with a copy of each application for a Collaboration Patent Right as filed, together with notice of its filing date and application number. Amgen shall keep CK advised of the status of all material communications, actual and prospective filings or submissions regarding Collaboration Patent Rights, and shall give CK copies of and an opportunity to review and comment on any such communications, filings and submissions proposed to be sent to any patent office or judicial body. Amgen shall reasonably consider in good faith CK’s comments on the communications, filings and submission for the Collaboration Patent Rights. If Amgen declines to file for, prosecute or maintain (including defending or prosecuting office actions, prosecutions or interferences) any Collaboration Patent Right, it shall give CK reasonable notice thereof and thereafter, CK may, upon written notice to Amgen and at CK’s sole cost, control the filing for, prosecution and maintenance of such Collaboration Patent Right thereafter in accordance with Section 8.4.1 above. CK shall provide Amgen any cooperation or assistance reasonably requested by Amgen in connection with such filing, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences), and Amgen shall reimburse CK’s [***] expenses incurred in connection therewith.

8.6.	Patent Files. Within [***] ([***]) [***] after the Amgen Option Effective Date or [***], CK shall (to the extent not previously provided) (i) provide Amgen, at [***] ([***]), with copies of all documents (including file histories and then current dockets) for the
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applicable CK Patent Rights in the Territory that are in the file maintained by CK’s outside patent counsel for such CK Patent Rights or otherwise available to CK, including any communications, filings and drafts as well as written notice of any pending deadlines or communications for such CK Patent Rights in the Field in the Territory (provided, however, that CK shall provide notice of pending deadlines as promptly as possible after the Amgen Option Effective Date so as to ensure adequate time and coordination with respect to such deadlines), and (ii) execute and deliver any legal papers reasonably requested by Amgen to effectuate transfer of control of the filing, prosecution and maintenance of the Collaboration Patent Rights in the Field in the Territory (excluding papers that transfer any right, title or interest in or to the Collaboration Patent Rights other than such Control). In the event CK assumes control of patent filing, prosecution and maintenance (including defending or prosecuting office actions, prosecutions or interferences) with respect to any Collaboration Patent Rights pursuant to Section 8.4, then Amgen shall (x) provide CK with copies of any relevant communications, filings, drafts and documents not previously provided to CK as well as written notice of any pending deadlines or communications applicable thereto, and (y) execute and deliver any legal papers reasonably requested by CK to effectuate transfer of control of the filing, prosecution and maintenance of such Collaboration Patent Rights (excluding papers that transfer any right, title or interest in or to the Collaboration Patent Rights other than such control).
8.7.	CREATE Act. The Parties intend for the activities of the Parties hereunder to qualify for the benefits of the Cooperative Research and Technology Enhancement (35 U.S.C. §103(c), the “CREATE Act”). Accordingly, each Party agrees to use [***], to do (and cause its employees to do) all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting the benefits of the CREATE Act.

8.8.	Defense and Settlement of Third Party Claims – Pre-Option Exercise. Prior to the Amgen Option Effective Date, if a Third Party asserts that a Patent Right or other right owned by it is infringed by the manufacture, use, sale or importation of any Compound in the Territory by a Party (the “Defending Party”), the Defending Party shall have the sole right to defend against any such assertions at its sole cost and to elect to settle such claims. The other Party shall assist the Defending Party or its designee and cooperate in any such litigation at the Defending Party’s request, and the Defending Party or its designee shall reimburse such other Party [***] costs incurred in connection therewith. Subject to such control, the other Party may join any defense and settlement pursuant to this Section 8.8, with its own counsel at such other Party’s sole cost. The Defending Party shall not [***] without the other Party’s prior written consent, not to be unreasonably withheld or delayed. Each Party shall keep the Patent Subcommittee reasonably informed of all claims and actions governed by this Section 8.8. Notwithstanding any of the foregoing, with respect to [***], in each case [***], and that [***],
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and where the asserted claim relates to [***] or [***] within the Territory (“[***]”), [***] shall have the right to control the defense and settlement of any such claims (subject to consultation with [***]) and the costs of defense and any payments in settlement thereof (each with respect to the activities of [***] or its licensees (other than [***] or its licensees (other than [***]))) or pursuant to any litigation or other dispute shall be borne [***], with the exception that [***] (“[***]”) shall be borne by [***] and any [***] shall be borne [***]. [***] shall [***] with respect to the activities of it and its licensees (other than [***]). For the avoidance of doubt, [***]. Otherwise, [***] shall pay any amounts due hereunder within [***] ([***]) [***] of invoice.

8.9.	Defense and Settlement of Third Party Claims – Post-Option Exercise. Following the Amgen Option Effective Date, (i) Amgen shall have the right, but not the obligation, to assume control of the defense and/or settlement of any matters then being handled by CK pursuant to Section 8.8 in the Territory at Amgen’s sole cost going forward, and (ii) if a Third Party asserts that a Patent Right or other right owned by it is infringed by the manufacture, use, sale or importation of any Compound in the Territory, Amgen shall have the sole right to defend against any such assertions at Amgen’s sole cost. Amgen shall have the sole right to control the defense of any such Third Party claims at Amgen’s sole cost and to elect to settle such claims. CK shall assist Amgen and cooperate in any such litigation at Amgen’s request, and Amgen shall reimburse CK [***] costs incurred in connection therewith. CK may join any defense pursuant to this Section 8.9, with its own counsel. Amgen shall not [***] without CK’s prior written consent, not to be unreasonably withheld or delayed. Should Amgen fail to defend against any such assertion, CK shall have the right to do so, at CK’s sole cost and expense. Amgen shall assist CK and cooperate in any such litigation at CK’s request, and CK shall reimburse Amgen [***] costs incurred in connection therewith. Amgen may join any such defense brought by CK pursuant to this Section 8.9, with its own counsel. CK shall not [***] without Amgen’s prior written consent, not to be unreasonably withheld or delayed. CK shall give Amgen prompt written notice of any allegation by any Third Party that a Patent Right or other right owned by it is infringed by the manufacture, use, sale or importation of any Compound. Notwithstanding any of the foregoing, with respect to [***], [***] shall have the right to control the defense and settlement of any such claims (subject to consultation with [***]) and the costs of defense and any payments in settlement thereof or pursuant to any litigation or other dispute (each with respect to the activities of [***] or its licensees (other than [***] or its licensees (other than [***]))) shall be borne [***], with the
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exception that [***] shall be borne by [***] and any [***] shall be borne [***]. [***] shall [***] with respect to the activities of it and its licensees (other than [***]). For the avoidance of doubt, [***]. Otherwise, [***] shall pay any amounts due hereunder within [***] ([***]) [***] of invoice.

8.10.	Enforcement. Each Party shall promptly notify the other Party in writing if it reasonably believes that any Collaboration Patent Right is infringed or misappropriated by a Third Party.

8.10.1.	Pre-Option Exercise. Prior to the Amgen Option Effective Date (and thereafter with respect to the foreign counterparts to Collaboration Patent Rights outside the Territory), CK shall have the sole right, but not the obligation, to bring and control the enforcement and defense of the Collaboration Patent Rights, including the right to settle related claims and actions, at its own cost and expense and using counsel of its choice, in consultation with Amgen and the Patent Subcommittee and subject to any decisions of the Patent Subcommittee. Amgen shall reasonably cooperate, as requested by CK, with respect to such enforcement and defense actions, and CK shall reimburse Amgen [***] costs incurred in connection therewith. CK shall keep Amgen and the Patent Subcommittee informed of the progress of any such enforcement action. Without limiting the foregoing, CK shall keep Amgen advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide Amgen copies of and an opportunity to review and comment on any such communications, filings and submissions. CK shall not [***] without Amgen’s prior written consent, not to be unreasonably withheld or delayed.

8.10.2.	Post-Option Exercise. Following the Amgen Option Effective Date, Amgen shall have the sole right, but not the obligation, to bring and control enforcement and defense of the Collaboration Patent Rights in the Territory, at its own cost and expense and using counsel of its choice, in consultation with CK and the Patent Subcommittee. CK shall reasonably cooperate, as requested by Amgen, with respect to such enforcement actions, and Amgen shall reimburse CK [***] costs incurred in connection therewith. Amgen shall keep CK informed of the progress of any such enforcement action. Without limiting the foregoing, Amgen shall keep CK advised of all material communications, actual and prospective filings or submissions regarding such action, and shall provide CK copies of and an opportunity to review and comment on any such communications, filings and submissions. Amgen shall not [***] without CK’s prior written consent, not to be unreasonably withheld or delayed.
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8.11.	Allocation of Recoveries. All cash amounts (plus the fair market value of all non-cash consideration) received by a Party from a Third Party in connection with the final judgment, award or settlement of any enforcement with respect to any Collaboration Patent Right (“Recoveries”) shall first be applied to reimbursement of the unreimbursed legal fees and expenses incurred by the Parties. Any Recoveries left over after such reimbursement shall (i) if received prior to the Amgen Option Effective Date, be allocated [***] percent ([***]%) to CK and [***] percent ([***]%) to Amgen, and (ii) if received following the Amgen Option Effective Date, be allocated to [***] percent ([***]%) to Amgen, and [***] percent ([***]%) to CK (provided, that [***]).

8.12.	Trademarks. After the Amgen Option Effective Date, Amgen shall solely own all right, title and interest in and to any trademarks adopted for use with the Compounds within the Territory, and shall be responsible for the registration, filing, maintenance and enforcement thereof. CK shall not at any time do or authorize to be done any act or thing which is likely to materially impair the rights of Amgen therein, and shall not at any time claim any right of interest in or to such marks or the registrations or applications therefor. Amgen shall grant CK, without charge, any trademark licenses necessary for CK’s conduct of commercialization activities contemplated in the Territory hereunder with respect to any Compound. CK shall solely own all right, title and interest in and to any trademarks adopted for use with the Compounds outside the Territory (other than pre-existing trademarks of Amgen), and shall be responsible for the registration, filing, maintenance and enforcement thereof. Amgen shall not at any time do or authorize to be done any act or thing which is likely to materially impair the rights of CK therein, and shall not at any time claim any right of interest in or to such marks or the registrations or applications therefor. With respect to a Compound for which CK has [***] Co-Invested, the labeling, packaging and materials for such Compound shall include CK’s trademarks and logos in equal prominence with those of Amgen.

8.13.	No Implied Licenses. Each Party acknowledges that the rights and licenses granted under this Agreement are limited to the scope expressly granted, and all other rights are expressly reserved.

8.14.	Patent Term Extensions. Each Party shall provide reasonable assistance to the other in connection with obtaining patent term extensions or related extensions of rights, including supplementary protection certificates (“SPCs”) and similar rights, where applicable to the Compound in (and, in the case of assistance to be provided to CK, outside) the Territory. To the extent reasonably and legally required in order to obtain an SPC in a particular country of the Territory, each Party shall make available to the other a copy of the necessary documentation to enable such other Party to use the same for the purpose of obtaining the SPC in such country.

8.15.	Acquisition of Licenses by CK. In the event CK contemplates acquisition of any license of any Third Party intellectual property or proprietary right necessary or useful for the conduct of the Collaboration and such license would require payment by CK to such Third Party, it shall so inform Amgen and the Parties shall discuss
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and agree whether: (i) such license shall be obtained by CK and whether the rights obtained shall be included in the definition of CK Intellectual Property hereunder, in which case, if the Parties agree such rights shall be included in the definition of CK Intellectual Property hereunder, then Amgen shall reimburse CK for payments made by CK to such Third Party on account of the activities of Amgen hereunder, in an amount agreed by the Parties, subject to Section [***] (ii) Amgen shall obtain a license directly from such Third Party with respect to Amgen’s activities hereunder subject to Section [***]; or (iii) neither Party shall obtain such license. Should the Parties fail to agree on the foregoing, CK shall have the right to obtain such Third Party license at its own cost and the rights licensed thereunder shall not be included in the definition of CK Intellectual Property. Notwithstanding any of the foregoing, with respect to [***], [***] shall have the right to control any license negotiation (subject to consultation with [***]) and any payments under any such license (each with respect to the activities of [***] or its licensees (other than [***] or its licensees (other than [***]))) shall be borne [***], with the exception that [***] shall be borne by [***] and any [***] shall be borne [***]. [***] shall [***] with respect to the activities of it and its licensees (other than [***]). For the avoidance of doubt, [***]. Otherwise, [***] shall pay any amounts due hereunder within [***] ([***]) [***] of invoice.
9.	Grant of License

9.1.	Grant of License by CK. Subject to the terms and conditions of this Agreement, CK hereby grants Amgen:

9.1.1.	Research Licenses. A non-exclusive, royalty-free right and license under the CK Intellectual Property to research Compounds in the Territory within the Field in accordance with the Research Plan; and

9.1.2.	Commercial License. Effective as of the Amgen Option Effective Date, an exclusive (even as to CK, except as expressly provided in Section 9.3 of this Agreement) right and license, with the right to sublicense, under the CK Intellectual Property to research, develop, commercialize, make, have made, use, sell, offer for sale, import and otherwise exploit Compounds within the Field in the Territory. CK shall not offer any license under the CK Intellectual Property for use in the Field in the Territory to any Third Party to (and shall not itself, or through any Third Party) research, develop, commercialize, make, have made, use, sell, offer for sale, import or otherwise exploit Compounds within the Field in the Territory except as expressly provided herein.

9.1.3.	Limitations on Use. Unless otherwise agreed between the Parties in writing, Amgen shall have no right to utilize the CK Intellectual Property outside the Territory. In addition, Amgen shall not utilize the [***] unless and until [***] by [***] pursuant to Section [***], or [***] by [***] pursuant to Section [***] or
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[***] by [***] pursuant to Section [***] and, in such case, shall only utilize such [***] and only [***] in this Agreement, but in no event [***].
9.2.	Grant of License by Amgen. Subject to the terms and conditions of this Agreement, Amgen hereby grants CK:

9.2.1.	Research and Development License. A non-exclusive, royalty-free, worldwide right and license under the Amgen Patent Rights and Amgen’s interest in any Amgen Joint Patent Rights to research and develop Compounds within the Field for use solely in the Territory in each case in accordance with the Research Plan and Development Plan, as applicable;

9.2.2.	Commercial License. Upon CK’s [***] Co-Investing with respect to a Compound, a non-exclusive, royalty-free right and license under Amgen Patent Rights to perform such activities with respect to such Compound in accordance with Article 5 in accordance with the applicable Commercialization Plan; and

9.2.3.	[***]. An exclusive right and license [***], with the right to sublicense, under the Amgen Patent Rights and Amgen Joint Patent Rights to [***] ([***]) (each, a “[***] Compound”) within the Field [***], in each case within the Field [***], subject to [***] of Section [***]. [***] with respect to [***] Compounds activities [***] as expressly permitted pursuant to Section 2.6 of this Agreement. Without limiting Article [***], Amgen shall not [***] to conduct the activities expressly permitted pursuant to Section 2.6 or to [***].

9.3.	Exercise of Retained Rights. CK shall retain the right (itself or through Third Parties to the extent expressly allowed herein) to exercise rights under the CK Intellectual Property solely in the performance of the Collaboration, expressly in accordance with this Agreement and the relevant Plans.

9.3.1.	[***]. CK shall further retain the right (itself or through Third Parties to the extent expressly allowed herein) to exercise rights under the CK Intellectual Property to [***] Compounds in the Territory solely for the purpose of the [***] Compounds solely for application [***] and solely in accordance with Section 2.6.
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9.4.	Sublicensing. The license under Section 9.1 includes the right to sublicense within the scope thereof; subject to the next succeeding sentence. Amgen shall not exercise its right to sublicense in any market where Amgen or its Affiliates has sufficient sales and marketing capabilities, including in the U.S. and European Union (“Amgen Controlled Territories”) except (i) as reasonably necessary to comply with Law or (ii) as mutually agreed by the Parties hereto. For clarity, it is understood and agreed that, except as provided in the previous sentence, Amgen (itself or through its Affiliates) shall be responsible for carrying out the development and commercialization of the Compounds in each of the Amgen Controlled Territories; provided that, nothing herein shall prevent Amgen from utilizing contractors (e.g., contract research organizations, manufacturers, distributors, wholesalers, contract sales forces) in any Amgen Controlled Territories provided that Amgen remains primarily responsible for the activities of any such contractors and (A) Amgen (or its Affiliate) books sales of Compounds in each Amgen Controlled Territory and (B) marketing and promotion of Compounds in each Amgen Controlled Territory are primarily under trademarks controlled by Amgen or its Affiliate. Amgen shall promptly notify CK of the grant of each sublicense (other than any sublicense with a contractor) and provide CK a copy of the final executed sublicense agreement, redacted for information not pertinent to this Agreement (including financial numbers). Any sublicense agreement with a licensee for the sublicense of CK Intellectual Property hereunder shall obligate such licensee to comply with all relevant restrictions, limitations and obligations in this Agreement.

9.5.	Paid-Up License. Upon the expiration of the Royalty Term with respect to a Compound in a country, the license granted to Amgen hereunder shall become fully paid-up and perpetual for such Compound in that country.

9.6.	Cross License. In the event that [***], in [***], shall determine it is necessary to grant a sublicense, or a covenant not to sue under any Collaboration Patent, to any Third Party in a country of the Territory in order for [***] to make, have made, use, sell, lease, offer to sell or lease, or import, export or otherwise exploit, transfer physical possession of or otherwise transfer title of a Compound, and wherein no compensation or consideration other than the cross-licenses is exchanged between [***] and such Third Party as a result thereof, [***] shall have the right to grant such sublicense or covenant not to sue to such Third Party solely in connection with the manufacture or commercialization of Compounds in the Territory. For purposes of the determination of [***] of Compounds and the [***] thereon and [***] with respect to such Compounds [***] under this Agreement, [***] shall not include [***] of such Third Party receiving such sublicense or covenant not to sue.
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10.	Amgen Option

10.1.	Amgen’s Option. Amgen shall have the exclusive option to obtain the exclusive (even as to CK, except as provided in Section 9.3) license described in Section 9.1.2 and other rights as set forth herein. Such option shall be exercisable by Amgen, by delivery of written notice thereof from Amgen to CK, at any point prior to such option’s expiration pursuant to Section 10.2 below. Notwithstanding any other provision of this Agreement CK shall, during the pendency of the Amgen Option, use [***] to achieve the requirements of Schedule 10.2.1 with respect to CK-452 and if such results are achieved and that data [***] of CK-452 [***], then CK may trigger the provisions of Section 10.2.1. Within the [***] ([***]) [***] exercise period referenced in Sections 10.2.1, 10.2.3, 10.2.4 or 10.2.5, CK [***].

10.2.	Option Exercise and Expiration. The Amgen Option may be exercised and shall, if unexercised, expire as follows:

10.2.1.	Standard Option Trigger. Amgen may exercise the Amgen Option within [***] ([***]) [***] following CK’s provision to Amgen [***] of the [***] for CK-452 (together with such [***] as CK may provide) that [***] of CK-452 [***] and written notice that (i) CK intends to trigger the provision of this Section 10.2.1 and (ii) CK intends to [***] (“[***]”). In the event that Amgen does not exercise the Amgen Option following such notice from CK by written notice to CK within such [***] ([***]) [***] period (and subsequent payment of the amount set forth in Section 13.2, as provided in such Section 13.2), then Amgen shall not exercise the Amgen Option unless (x) [***] or (y) [***] under either Section 10.2.3 or 10.2.4 (“[***]”). Should CK [***] for CK-452 prior to [***], following CK’s triggering of this Section 10.2.1, and Amgen has not previously exercised the Amgen Option in accordance with this Agreement, then the Amgen Option shall expire, the provisions of Section 18.4 shall apply, and CK shall be responsible for payments to Amgen as set forth in Section 18.4.2.

10.2.2.	Amgen Exercise. Unless there shall have been an earlier [***] as set forth in Section 10.2.1 above, or expiration of the Amgen Option as set forth in Section 10.2.1, 10.2.3, 10.2.4 or 10.2.5, Amgen shall have the right to exercise the Amgen Option at any time prior to [***] by written notice to CK (and subsequent payment of the fee set forth in Section 13.2, as provided in such Section 13.2). CK shall provide Amgen with any data then in possession and control of CK as reasonably requested by Amgen, to determine whether it desires to exercise the Amgen Option under this Agreement.
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10.2.3.	Accelerated Option Trigger. CK shall have the right, at any time [***], to provide to Amgen such portion of the [***], together with written notice to Amgen that CK is [***]. Amgen shall have the right to exercise the Amgen Option [***] within [***] ([***]) [***] following CK’s provision of such data and notice to Amgen by written notice to CK. In the event that Amgen does not exercise the Amgen Option following such notice from CK by written notice to CK within such [***] ([***]) [***] period, then the Amgen Option shall expire and the provisions of Section 18.3 shall apply.

10.2.4.	Option [***]. Unless there shall have been an earlier exercise or expiration of the Amgen Option, CK shall have the right, at any time [***], to [***] of the Amgen Option by delivery of: (i) written notice to Amgen within such period [***] (a “[***] Notice”); and (ii) such portion of the [***]. Upon receipt of the [***] Notice, Amgen shall, within [***] ([***]) [***] thereafter, provide written notice to CK stating whether: (x) Amgen shall exercise the Amgen Option [***] Notice (or [***] therein); or (y) whether Amgen shall [***] Notice (or [***] therein), in which event [***] within [***] ([***]) [***] of such notice from Amgen and, upon receipt of such [***] by [***], the Amgen Option shall terminate and the provisions of Section 18.3 shall apply. In the event that Amgen shall exercise the Amgen Option as set forth in this Section 10.2.4, then Amgen shall pay [***] according to the procedures and with the timing set forth in Section 13.2 ([***] set forth in Section 13.2).

10.2.5.	Expiration of [***]. In the event that, [***], the Amgen Option has not earlier been exercised or expired pursuant to this Section 10.2 (without regard to any [***]), then: (i) CK shall provide to Amgen such portion of the Schedule 10.2.1 Data Package as then exists and is in CK’s or its Affiliate’s (or their respective agents) possession or control; and (ii) Amgen may exercise the Amgen Option by written notice to CK [***]. In the event that Amgen does not exercise the Amgen Option within [***] ([***]) [***] after such [***] and provision of the data by CK as set forth in subsection (i) above, then the Amgen Option shall expire and the provisions of Section 18.3 shall apply.
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10.3.	[***]. CK agrees that Amgen shall have an opportunity to [***], within [***] ([***]) [***] after CK provides to Amgen the [***] or portion thereof pursuant to the applicable provision of Section 10.2, [***] to enable Amgen to understand reasonably the information and results described in the Schedule 10.2.1 Data Package or otherwise determine whether to exercise the Amgen Option. CK agrees that it will [***]. The [***] ([***]) [***] period for the exercise of the Amgen Option set forth in Section 10.2 shall [***] requested hereunder.

10.4.	Effect of Exercise. The Amgen Option shall become effective on the Amgen Option Effective Date. On the Amgen Option Effective Date, the relevant provisions of this Agreement specified herein to become effective on or after the Amgen Option Effective Date shall become effective as specified herein, provided, however, that in the event of any exercise by Amgen of the Amgen Option pursuant to Section 10.2.3, 10.2.4 and 10.2.5 of this Agreement, then notwithstanding anything herein to the contrary [***]. For the avoidance of doubt, the Parties acknowledge that the provision of the data referenced on Schedule 10.2.1 [***]. On and after the Amgen Option Effective Date, Amgen shall be responsible for, and [***] with respect to, all development, regulatory, patent and intellectual property, manufacturing and commercial activities, and all other activities under this Agreement other than pre-clinical research (which shall be governed by the JRC), with significant CK participation in certain matters through the respective committees pursuant to Article 2. Amgen shall have the right to terminate the exercise of the Amgen Option and this Agreement pursuant to Section 18.2 at any time (in which case the Amgen Option shall be deemed not to have been exercised) on or before the Amgen Option Effective Date by written notice to CK.

10.5.	Maintenance of Program. CK agrees that, between the Effective Date and the earlier of: (i) the Amgen Option Effective Date or (ii) the expiration of the Amgen Option (“Maintenance Period”), unless Amgen otherwise provides its prior written consent, CK shall, and shall cause each of its Affiliates to, (x) use [***] to [***] of the [***], (y) conduct [***] the [***], the [***] of the [***] and (z) [***], including [***].
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11.	CK Co-Invest Option

11.1.	Option. On a Compound-by-Compound basis, CK shall have an option to co-invest in the Phase III development of each Compound [***]. Such Co-Invest Option shall be exercisable at any time prior to [***] ([***]) [***] after CK’s receipt of (i) a notice from Amgen of [***] with respect to a Compound and (ii) a [***] (the “CK Option Notice Date”); provided that the CK Option Notice Date shall be no earlier than [***] for such Compound. To exercise the Co-Invest Option, CK shall (x) prior to the expiration of such [***] ([***]) [***] exercise period deliver to Amgen written notice of CK’s exercise of the option and [***] of such exercise (i.e. [***]) and (y) pay the [***] for which CK has exercised. Such [***] shall be payable in [***] installments, the first of which shall be payable at the time CK so exercises its option and each of the remaining [***] installments shall be payable within [***] ([***]) [***] of the start of each subsequent [***] (such that [***] installment of such remaining installments is paid during each [***] for [***]). Should CK [***] exercise such option (i.e. exercise for [***] but less than [***]) then it shall have the right to, by written notice to Amgen, thereafter exercise [***] by written notice to Amgen of such exercise within [***] ([***]) [***] after the date CK first exercised its option with respect to such Compound. Any such additional [***] payable to Amgen shall be divided [***] among the remaining original installment payments for such Compound.

11.2.	Effect of Exercise. Upon exercise of the Co-Invest Option as provided for in Section 11.1, CK shall be entitled to a royalty adjustment for the relevant Compound as described in more detail in Section 13.5. In addition, should CK [***] Co-Invest for a given Compound, it shall have the right to co-promote such Compound in accordance with Section 5.5.

11.3.	Failure to Exercise. Should CK fail to exercise the Co-Invest Option within the exercise period in accordance with Section 11.1 for a given Compound, CK’s Co-Invest Option for such Compound shall expire.

11.4.	Abandonment. In the event that Amgen abandons development of a Compound for which CK has elected to co-invest pursuant to Article 11 of this Agreement, CK shall have the option to discontinue future payments in relation to such co-investment with respect to such Compound, provided, however, that [***], and provided further that in the event that Amgen subsequently Initiates another Phase III Trial or resumes a suspended Phase III Trial for such Compound then CK’s obligation to make such payments shall be reinstated.
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12.	Purchase of Equity
The Parties shall enter into the Share Purchase Agreement as of the Effective Date.
13.	Payments

13.1.	License and Technology Access Fee. Amgen shall pay CK a non-refundable license and technology access fee in the amount of $42,000,000 on or before January 15th, 2007.

13.2.	Option Payment. In the event that Amgen exercises the Amgen Option pursuant to Section 10.2.1 or 10.2.2 (and [***]), it shall pay CK an amount equal to $50,000,000 ([***]). Such payment shall not be due and payable unless and until the Amgen Option Effective Date occurs, in which case the payment shall be made by Amgen within [***] ([***]) [***] following receipt of invoice thereafter from CK pursuant to Section 13.12. Notwithstanding the foregoing, if Amgen exercises the Amgen Option pursuant to Section 10.2.3, 10.2.4 or 10.2.5, and [***], then Amgen shall pay to CK the amount of $50,000,000 within [***] ([***]) [***] after the [***] pursuant to exercise of the Amgen Option pursuant to Section 10.2.4.

13.3.	Milestones. Subsequent to the Amgen Option Effective Date, Amgen shall pay CK the following [***] milestone payments set forth in this Section 13.3.

13.3.1.	Milestone Amounts – Development and Approval of CK-452. Subject to the provisions of this Section 13.3, Amgen shall pay CK the amounts set forth on Table 13.3.1 below on [***] occurrence of the following events subsequent to the Amgen Option Effective Date with respect to CK-452:
Table 13.3.1

Milestone Event	Amount Payable ([***])	Amount Payable ([***])
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
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13.3.2.	Milestone Amounts – Development and Approval of [***]. Subject to the provisions of this Section 13.3, Amgen shall pay CK the amounts set forth in Table 13.3.2 below on [***] occurrence of the following events subsequent to the Amgen Option Effective Date with respect to [***] that achieves any such milestone within the Collaboration [***] within the Collaboration (or, with respect to [***] Milestones as designated in the chart below, [***]):
Table 13.3.2

Milestone Event	Amount Payable ([***])	Amount Payable ([***])
[***]*	$[***]	$[***]
[***]*	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

Note:	the milestones indicated with an * above are referred to as “[***] Milestones” in this Section 13.3.2.

(a)	Notwithstanding the foregoing in this Section13.3.2, in the event that the Amgen Option is exercised and [***] (i.e., the Amgen Option is exercised pursuant to (i) Section [***], (ii) Section [***], or (iii) Section [***] and [***]), then the [***] Milestones shall [***] and Amgen shall have [***] Milestones.

(b)	In addition, should CK-452 achieve a particular milestone pursuant to Section 13.3.1 [***] or [***] (but not [***]), then the first Compound other than CK-452 that is (a) [***], if CK-452 achieved such milestone [***] or (b) [***], if CK-
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452 achieved such milestone [***], shall receive the relevant payment amount set forth in Table 13.3.1 for achievement of the same milestone (e.g. if [***] for CK-452 [***] (but not [***]), then the first Compound other than CK-452 shall, if [***], earn a milestone payment of $[***] upon [***]).

(c)	Subject to Paragraph (a) above, if [***] Milestone was met before the Amgen Option Effective Date and a payment would be due for such [***] Milestone in accordance with this Section 13.3 if it were met immediately after such Amgen Option Effective Date, then the payment for such [***] Milestone shall be paid by Amgen within [***] ([***]) [***] after the Amgen Option Effective Date.

13.3.3.	Milestone Amounts – Development and Approval of [***]. Subject to the provisions of this Section 13.3, Amgen shall pay CK the amounts set forth in Table 13.3.3 below on the occurrence of the following events subsequent to the Amgen Option Effective Date with respect to any Compounds, other than CK-452 and other than any Compound for which such corresponding milestone has been paid pursuant to Section 13.3.2 above, that achieve such milestones within the Collaboration:
Table 13.3.3

Milestone Event	Amount Payable ([***])	Amount Payable ([***])
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
Subsequent to the first achievement of a milestone under this Section 13.3, in order for a different Compound to be eligible to trigger a milestone payment under this Section 13.3.3 for the same corresponding milestone event, such Compound must meet the following two conditions: (i) such Compound [***] (and therefore a [***]) from [***] and [***], subject to Section [***]; and (ii) such Compound [***] for which [***] and [***]. For purposes of this Section, a [***] is [***].
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13.3.4.	Bundled or [***] Compounds. In the event a Compound is bundled together with another Compound, milestones under Section 13.3.2 or 13.3.3, as the case may be, shall be payable where the foregoing conditions are satisfied by either Compound. It is understood that the same Compound can be [***], and that a Compound that is [***] can achieve the applicable milestones under this Section 13.3 for [***] and the applicable milestones under this Section 13.3 for [***]. Prior to the initiation of a milestone event in Section 13.3.1, 13.3.2 or 13.3.3 with respect to a Compound within the Collaboration, the [***] whether such Compound is [***], but shall have the right to [***] thereafter.

13.3.5.	Maximum Milestones. In the event the Amgen Option is exercised and the [***] following the Amgen Option Effective Date for [***] is [***] (i.e., the Amgen Option is exercised pursuant to (i) Section [***], (ii) Section [***], or (iii) Section [***] and the [***] is [***]), then the maximum aggregate milestones payable pursuant to Section 13.3 (not inclusive of the milestones payable pursuant to Section [***] or [***]) in total is [***] and in no event shall Amgen be obligated to pay more than [***] pursuant to this Section 13.3 in the aggregate (not inclusive of the milestones payable pursuant to Section [***] or [***]). In the event the Amgen Option is exercised and the [***] following the Amgen Option Effective Date for [***] is [***] (i.e., the Amgen Option is exercised pursuant to (i) Section [***], (ii) Section [***] and the [***] is [***], or (iii) Section [***]), then the maximum aggregate milestones payable pursuant to Section 13.3 (not inclusive of the milestones payable pursuant to Section [***] or [***]) in total is $[***] and in no event shall Amgen be obligated to pay more than $[***] pursuant to this Section 13.3 (not inclusive of the milestones payable pursuant to Section [***] or [***]) in the aggregate. Notwithstanding anything herein to the contrary, in no event shall the achievement of a milestone under Section [***],[***] or [***] by a Compound result in an obligation to pay milestones for the achievement thereof under more than one Section of this 13.3.

13.3.6.	Allowance for Previously Paid Milestone(s). [***]. Prior to [***] for a Compound [***], for purposes of the foregoing milestones, unless otherwise [***], such Compound shall be deemed [***] based on the [***] that triggered the particular milestone (i.e., assuming such [***]).

13.3.7.	Milestone Amounts – Commercialization Following [***] of [***]. Subject to the provisions of this Section 13.3, in the event the Amgen
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Option is exercised and the [***] following the Amgen Option Effective Date for [***] is [***] (i.e., the Amgen Option is exercised pursuant to (i) Section [***], (ii) Section [***], or (iii) Section [***] and the [***] is [***]), then Amgen shall pay CK the following [***] milestones on [***] achievement of the relevant milestone subsequent to the Amgen Option Effective Date, based on the total Net Sales in the Territory for [***] in a calendar year:
Table 13.3.7

Annual Net Sales Amount	Milestone Amount
Annual Net Sales [***]	[***]
Annual Net Sales [***]	[***]
13.3.8.	Milestone Amounts – Commercialization Following [***] of [***]. Subject to the provisions of this Section 13.3, in the event the Amgen Option is exercised and the [***] following the Amgen Option Effective Date for [***] is [***] (i.e., the Amgen Option is exercised pursuant to (i) Section [***], (ii) Section [***] and the [***] is [***], or (iii) Section [***]), then Amgen shall pay CK the following [***] milestones on [***] achievement of the relevant milestone subsequent to the Amgen Option Effective Date, based on the total Net Sales in the Territory for [***] in a calendar year:
Table 13.3.8

Annual Net Sales Amount	Milestone Amount
Annual Net Sales [***]	[***]
Annual Net Sales [***]	[***]
13.3.9.	Notices regarding Milestone Events. Amgen agrees to promptly notify CK of the occurrence of each milestone event under this Section 13.3.

13.4.	Royalty.

13.4.1.	Royalties [***]. Subsequent to the Amgen Option Effective Date, Amgen shall pay CK the following royalty amounts with respect to CK-452 and all Compounds sold [***] (provided, however, that in the event that Compounds [***] then the royalty rates in Table 13.4.2 shall be applied instead of those set forth in Table 13.4.1
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[***] the rates in Table 13.4.1 shall apply), on a Compound-by-Compound basis, based on annual Net Sales of such Compound in the Territory by or for Amgen, its Affiliates or licensees during the applicable Royalty Term:
Table 13.4.1

Annual Net Sales Amount	Royalty Percentage
[***]	[***]%
[***]	[***%
[***]	[***]%
[***]	[***]%
13.4.2.	Royalties [***]. Subsequent to the Amgen Option Effective Date, and subject to Section 13.4.1, Amgen shall pay CK the following royalty amounts with respect to all Compounds sold [***], on a Compound-by-Compound basis, based on annual Net Sales of such Compound in the Territory by or for Amgen, its Affiliates or licensees during the applicable Royalty Term:
Table 13.4.2

Annual Net Sales Amount	Royalty Percentage
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
13.4.3.	Calculation of Net Sales. In calculating Net Sales:
13.4.3.1.	Any [***] of Compounds for, or use of Compounds in, [***], [***], or [***] to [***] shall not be included in Net Sales;
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13.4.3.2.	Where a Compound is sold together with other pharmaceutical products (including another Compound) for a single price (regardless of their packaging) (a “Bundle”), then for the purposes of calculating the Net Sales under this Agreement, such Compound shall be deemed to be sold for an amount equal to [***], where: [***]; [***]; and [***]. In the event that the Compound or one or more of the other pharmaceutical products in the Bundle are [***], the Parties shall [***] to determine an equitable fair market price to apply to such Compound.
13.4.4.	[***]. If [***] obtains a [***] (including pursuant to Section [***], Section [***], or Section [***]) in order to research, develop, manufacture, use or sell a Compound, it shall be entitled to [***] to such [***] with respect to such [***] hereunder, except with respect to [***] where the [***] and the Parties’ [***] therefor shall be as set forth on Schedule [***]. [***] shall use [***] to discuss with [***] any such [***] to which the foregoing [***] prior to [***]. In no event shall the foregoing [***] (except as to [***], as to which [***] and which [***]) [***] by [***] pursuant to this Agreement by [***]. [***] shall be responsible for [***] to [***] under any [***] between [***] and such [***] with respect to Compounds.

13.4.5.	[***]. In any calendar quarter in which there are, [***] within the Territory, [***] of [***], then [***] shall have the right to [***] to [***] hereunder for such Compound [***] in such quarter by [***] hereunder (e.g. from [***]% to [***]%). In no event shall the operation of this Section 13.4.5 together with any [***] pursuant to Section [***], operate to [***] to [***] hereunder by [***]; except that with respect to [***] related to a [***], [***] and such [***].

13.4.6.	Reports. Beginning with the calendar quarter after the First Commercial Sale of the first Compound within the Collaboration and thereafter for each calendar quarter in which royalties are payable until the expiration of Amgen’s obligation to pay
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royalties hereunder, royalty payments and reports of the sale of Compounds for each calendar quarter will be calculated and delivered to CK under this Agreement within [***] ([***]) [***] of the end of each such calendar quarter. Each payment of royalties will be accompanied by a report of Net Sales of Compounds stating: (a) Net Sales of Compounds during the applicable calendar quarter within the Field in the Territory (detailed country-by-country, with gross invoiced amounts and Net Sales, to the extent reasonably available); and (b) a calculation of the royalty payment due hereunder for such calendar quarter.

13.4.7.	No Wrongful Reductions. Amgen shall not attempt to reduce compensation rightly due to CK hereunder by shifting compensation otherwise payable to Amgen from a Third Party with respect to a Compound to another product or service for which no royalties are payable hereunder. The foregoing shall not prevent Amgen from engaging in its customary discounting practices or promoting products or services not subject to this Agreement. Except with respect to a [***] in the Collaboration by [***] pursuant to Section [***], Amgen shall have no milestone or royalty obligations with respect to products or services not developed and commercialized pursuant to the Collaboration.

13.5.	Co-Invest Royalty Adjustment. For any Compound with respect to which CK exercises its Co-Invest Option, the royalty percentages payable by Amgen pursuant to this Agreement with respect to such Compound (before taking into account any [***] pursuant to Sections 13.4.4 or 13.4.5) shall be increased by the amounts set forth below for [***] ([***]) so co-invested by CK with respect to such Compound:
Table 13.5

Annual Net Sales Amount	Royalty Percentage
[***]	[***]% ([***]%)
[***]	[***]% ([***]%)
[***]	[***]% ([***]%)
[***]	[***]% ([***]%)
13.6.	FTE Payments.

13.6.1.	FTE Payments. The “FTE Rate” shall be $[***] per FTE (as adjusted as set forth below) and includes all salary, employee benefits, incidental materials and other expenses including support staff and overhead for or associated with an FTE incurred by such FTEs in performance of the Research Plan, Development Plan or Commercialization Plan (unless a different FTE Rate is specified elsewhere herein
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with respect to such activities). On or before the first day of each calendar [***] during the Research Term, after receipt of an invoice from CK therefor [***] ([***]) [***] prior to such calendar [***] (except for the first [***] or portion thereof of the Research Term, which invoice shall be given as soon as is practical), Amgen shall pay to CK an amount equal to the FTE Rate times the number of FTEs specified to be dedicated to the research by CK in such [***] pursuant to the Research Plan. Within [***] ([***]) [***] following the end of each calendar [***] during the Research Term, CK shall provide to Amgen a summary of the CK FTEs applied to the Research Program during such calendar [***], in a form mutually agreed by the Parties. If the number of CK FTEs applied to the Research Program is less than the amount of FTEs for which payment is made by Amgen hereunder, then the difference shall be carried forward and credited against the next payment due to CK under this Section 13.6.1. After the expiration of the Research Term, any unused portion of the FTE funding provided by Amgen pursuant to this Section shall be, at Amgen’s option, promptly reimbursed to Amgen or credited against amounts otherwise payable by Amgen hereunder. In addition, the last calendar [***] during the Research Term shall be appropriately prorated. With respect to FTEs devoted to activities to be performed by CK pursuant to Section 5.5.4, within [***] ([***]) [***] after receipt of an invoice from CK therefor, Amgen shall pay to CK an amount equal to the FTE Rate times the number of FTEs actually dedicated to such activities in such [***].

13.6.2.	Adjustments. Effective beginning with calendar year 2008, the FTE Rate may, upon thirty (30) days prior written notice by CK to Amgen, increase no more than once annually, effective January 1 of each year by the average of the percentage increase, if any, in each of (i) salaries reported for the current fiscal year by Radford Surveys™ Quarterly Salary Increase Trend Survey (QSIT)—Biotechnology Edition Base Salary Increase Analysis for Exempt Employees (Current Fiscal Year Actual (Undiluted) Overall Increases Combined), and (ii) the Consumer Price Index, for All Urban Consumers for the San Francisco Bay Area, as published by the U.S. Department of Labor, Bureau of Labor Statistics, in the then current reported year over the immediately preceding reported year (or in the case of the first such increase, the Effective Date). Any such increase in the FTE Rate shall be effective on a going-forward basis hereunder unless and until further modified under this Section.

13.6.3.	Audit. The audit provisions of Section 13.11 (Audits) shall apply to the FTE reporting by CK to Amgen under this Section 13.6 with respect to the FTE hours worked in the same manner as such provisions apply to the payments to be paid by Amgen to CK hereunder.

13.7.	Payment [***]. In consideration of the [***] and [***] and other [***] and the [***], [***] shall pay to [***]: (i) [***] percent ([***]%) of [***] (including [***]) [***] by [***] or its Affiliate from or on behalf of any [***] in consideration of [***] or [***], including [***]
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with respect to such [***], but excluding [***] (A) for [***] for [***] or its Affiliates with respect to such [***], (B) for [***] ([***]) [***] to such [***], but including [***] thereof, (C) for [***] or [***] to such [***] to the extent of the [***] therefor, (D) for [***] for [***] and [***], (E) [***] for [***] or [***], and (F) [***] and its Affiliates [***] (collectively, “[***]”); and (ii) if [***], [***] percent ([***]%) of [***] of [***] by [***] or its Affiliates [***] (subject to the provisions of Sections [***], with [***], and “[***]” replaced by “[***]” and “[***]” replaced by “[***]” in such Sections, provided, however, that the provisions respecting [***] shall not apply) for, with respect to each such [***], a period of [***] ([***]) [***] from the [***] or its Affiliate of such [***] in [***]. Such amounts shall be payable within [***] ([***]) [***] of [***] of the [***] by [***] (for subsection (i)) or within [***] ([***]) [***] of the end of the calendar quarter in which such [***] were [***], provided, however, that the [***] of any [***] by [***] or its Affiliate for such [***] to which [***] is entitled pursuant to subsection (i) above shall instead be [***] by [***] to [***] after the Amgen Option Effective Date (but not the [***] pursuant to Section [***]) and, should Amgen not exercise the Amgen Option, shall be [***]. The [***] provisions of Sections [***] shall apply to the amounts to be paid by [***] to [***] under this Section in the same manner as these provisions apply to the corresponding payments to be paid by [***] to [***] hereunder.

13.8.	No Other Compensation. Other than as explicitly set forth (and as applicable) in this Agreement, Amgen shall not be obligated to pay any additional fees, milestone payments, royalties or other payments of any kind to CK under this Agreement. Other than as explicitly set forth (and as applicable) in this Agreement, CK shall not be obligated to pay any additional fees, milestone payments, royalties or other payments of any kind to Amgen under this Agreement.

13.9.	Payment Method. All payments made hereunder between the Parties shall be made in U.S. dollars, except as set forth in Section 13.13. Each Party shall pay all sums due hereunder by check, wire transfer, or electronic funds transfer (EFT) in immediately available funds. Each Party will promptly notify the other Party of the appropriate account information to facilitate any such payments.
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13.10.	Change in Accounting Periods. From time to time, either of the Parties may change its accounting and financial reporting practices from calendar quarters and calendar years to fiscal quarters and fiscal years or vice versa. If a Party notifies the other of a change in its accounting and financial reporting practices from calendar quarters and calendar years to fiscal quarters and fiscal years or vice versa, then thereafter, beginning with the period specified in the notice, the payment, reporting and other obligations hereunder related to calendar quarters and calendar years shall be deemed satisfied by compliance therewith in accordance with the new reporting periods (fiscal reporting periods or calendar reporting periods, as the case may be) instead of the previously utilized reporting periods. The Parties shall cooperate in good faith to minimize any disruption caused by any such change.

13.11.	Audits. Amgen shall keep complete and accurate records pertaining to the development and sale of Compounds in sufficient detail to permit CK to confirm the accuracy of all payments due hereunder, and such records shall be open (in such form as may be available or reasonably requested by the certified public accountant in accordance with this Section 13.11) to inspection for [***] following the end of the period to which they pertain. Not more than once in any four consecutive calendar quarters, CK shall have the right to cause an independent, certified public accountant reasonably acceptable to Amgen to audit such records to confirm Net Sales and royalty and other payments for a period covering not more than the preceding [***]; provided that, the records for any particular period shall not be subject to more than one audit hereunder. Such audits may be exercised during normal business hours upon reasonable prior written notice to Amgen (but in no event less than [***] ([***]) days prior written notice). CK shall submit an audit plan, including audit scope, to Amgen for Amgen’s approval, which shall not be unreasonably withheld, prior to audit implementation. The independent certified public accountant shall keep confidential any information obtained during such inspection and shall report to CK only the amounts of Net Sales, applicable deductions and royalties and other payments due and payable, but may include, in the event such accountant shall be unable to verify the correctness of any such payment, information relating to why such payment is unverifiable. Amgen shall receive a copy of each such report concurrently with receipt by CK, which report shall constitute Amgen Confidential Information. In the event that such payment is unverifiable, Amgen and CK shall use [***] to arrive at an equitable solution. CK shall bear the full cost of such audit unless such audit discloses an underpayment of more than [***] percent ([***]%) from the aggregate amount of royalties or other payments rightfully due for the period audited. In such case, Amgen shall bear the full cost of such certified public accountant and other documented out-of-pocket costs incurred, to the extent such costs are reasonable and customary, to perform such audit and shall promptly remit to CK the amount of any underpayment. Upon the [***] with respect to [***] be required to
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[***]. The independent certified public accountant shall be required to execute Amgen’s confidential disclosure agreement in standard and customary form prior to performing any audit procedures or receiving any information from Amgen.

13.12.	Invoices. Except for payments due pursuant to Section 13.1 or 13.4, CK shall invoice Amgen for all payments due from Amgen to CK under this Agreement. Amgen shall pay the amounts due within thirty (30) days after receipt of the invoice therefor (or, with respect to milestone payments, within thirty (30) days after the occurrence of the applicable milestone, if later or such later period specified in this Agreement).

Any invoice submitted to Amgen shall be addressed to:
Amgen
Accounts Payable
PO Box 667
Newbury Park, CA 91319-0667
Attention: Partnership Accounting
Invoices not submitted to this address may be subject to delay or return. Each invoice shall reference an applicable purchase order number that will be communicated by Amgen within ten (10) business days after the Effective Date.

13.13.	Blocked Currency. If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments with respect to sales in that country, the paying Party shall have the right and option to make such payments by depositing the amount thereof in local currency to the receiving Party’s account in a bank or depository in such country.

13.14.	[***] Standard. In this Agreement, where a Party is required to reimburse the other Party’s [***] costs or FTEs, such obligation shall be deemed to apply to [***] costs or FTEs, regardless of whether or not so specified.

13.15.	Taxes.

13.15.1.	Taxes. All excises, taxes, and duties, with the exception of value added taxes (“VAT”), (collectively, “Taxes”) levied on account of a payment made by a Party to the other Party pursuant to this Agreement will be the responsibility of and paid by the receiving Party or shall be subject to the withholding, remittance, and offset provisions of this Section 13.15, as provided herein.

13.15.2.	Withholding. In the event that laws, rules or regulations require a Party to withhold Taxes with respect to any payment to be made by such Party (the “Paying Party”) to the other Party pursuant to this Agreement, the Paying Party will withhold such Taxes from the amount due and furnish the other Party with proof of payment of such Taxes. The Paying Party will provide reasonable assistance to the other Party in its efforts to claim an exemption of Taxes, obtain a refund of Taxes withheld, or obtain a credit with respect to such Taxes paid. In order for the
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receiving Party to secure an exemption from, or a reduction in, any withholding of Taxes, the receiving Party shall provide to the Paying Party such forms as reasonably required for each type of payment to be made pursuant to the Agreement for which an exemption from, or a reduction in any, withholding of Taxes is claimed. In the event a withholding tax is caused by the change in domicile of a Party such Party shall bear the full cost of such tax.

13.16.	Late Payment. Any payments or portions thereof due hereunder which are not paid when due shall bear interest equal to the lesser of the rate equal to the thirty (30) day U.S. dollar LIBOR rate effective for the date that payment was due, as published by The Wall Street Journal, Eastern U.S. Edition, on the date such payment was due, or the maximum rate permitted by Law, calculated on the number of days such payment is delinquent. This Section 13.16 shall in no way limit any other remedies available to either Party.

14.	Confidentiality

14.1.	Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for [***] thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any confidential and proprietary information and materials furnished to it by the other Party pursuant to this Agreement (collectively, “Confidential Information”). For clarity, Confidential Information of a Party shall include, without limitation, all information and materials disclosed by such Party or its designee that (i) is marked as “Confidential,” “Proprietary” or with similar designation at the time of disclosure or (ii) by its nature can reasonably be expected to be considered Confidential Information by the recipient. Information disclosed orally shall not be required to be identified as such to be considered Confidential Information. Notwithstanding the foregoing, Confidential Information shall not include any information to the extent that it can be established by written documentation by the receiving Party that such information:

14.1.1.	was already known to the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation established), at the time of disclosure;

14.1.2.	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

14.1.3.	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

14.1.4.	was independently developed by the receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or
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14.1.5.	was disclosed to the receiving Party, other than under an obligation of confidentiality (except to the extent such obligation has expired or an exception is applicable under the relevant agreement pursuant to which such obligation was established), by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

14.2.	Authorized Disclosure. Except as expressly provided otherwise in this Agreement, each Party may use and disclose Confidential Information of the other Party solely as follows: (i) under appropriate confidentiality provisions substantially equivalent to those in this Agreement: (a) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, including the right to grant licenses or sublicenses as permitted hereunder, (b) to the extent such disclosure is reasonably necessary or useful in conducting preclinical or clinical trials under this Agreement; (c) to actual or potential sublicensees; or (d) [***] information as required to comply with the terms of that certain Exclusive License Agreement dated April 21, 1998, as modified, among CK, the Regents of the University of California and the Board of Trustees of the Leland Stanford Junior University; (ii) to the extent such disclosure is to a government entity as reasonably necessary in filing or prosecuting Patent Right, copyright and trademark applications in accordance with this Agreement, prosecuting or defending litigation related to this Agreement, complying with applicable governmental regulations with respect to performance under this Agreement, obtaining regulatory approval or fulfilling post-approval regulatory obligations for Compounds, or otherwise required by Law, provided, however, that if a Party is required by Law or the rules of any securities exchange or automated quotation system to make any such disclosure of the other Party’s Confidential Information it shall, except where impracticable for necessary disclosures (for example, in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement and, in each of the foregoing, shall use [***] to secure confidential treatment of such Confidential Information required to be disclosed; (iii) to advisors (including lawyers and accountants) on a need to know basis, in each case under appropriate confidentiality provisions or professional standards of confidentiality substantially equivalent to those of this Agreement, or (iv) to the extent mutually agreed to by the Parties. In addition to the foregoing, with respect to complying with the disclosure requirements of any government agency in connection with any required filing of this Agreement, the Parties shall consult with one another concerning which terms of this Agreement shall be requested to be redacted in any public disclosure of the Agreement, and in any event each Party shall seek reasonable confidential treatment for any public disclosure by any such agency. Notwithstanding the foregoing, the Parties shall agree upon and release a mutual press release to announce the execution of this Agreement in the form attached hereto as Exhibit 14.2B for use in responding to inquiries about the Agreement; thereafter, CK and Amgen may each disclose to Third Parties the information contained in such press release without the need for further approval by the other. Each Party shall additionally have the right to issue additional press releases with the prior written agreement of the other Party or as required to comply with any Law or by the rules of any stock exchange or
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automated quotation system (in the case of such required disclosure, by providing [***] ([***]) [***]’ notice to the other Party and reasonably considering comments provided by such other Party within [***] ([***]) [***] after such notice).

14.3.	Prior Agreement. This Agreement supersedes the Mutual Non-Disclosure Agreement between the Parties dated September 1, 2006, as amended, including any written requests thereunder, (the “Prior Agreement”) with respect to information disclosed thereunder relating to the Program. All confidential information exchanged between the Parties under the Prior Agreement relating to the Program shall be deemed Confidential Information of the disclosing Party and shall be subject to the terms of this Agreement.

14.4.	Publications. Except as required by applicable Law or court order, any publication or presentation concerning the activities to be conducted hereunder, including studies or clinical trials carried out by a Party under this Agreement shall be subject to the oversight, guidelines and approval of the JDC or a Subcommittee established by the JDC. Such Committee or Subcommittee shall establish promptly after the Effective Date guidelines that require: (i) each Party’s timely review of all such publications or presentations, (ii) protection of Confidential Information and coordination with Amgen or CK prior to any disclosure of patentable subject matter, (iii) that all such publications and presentations are consistent with good scientific practice and accurately reflect work done and the contributions of the Parties, and (iv) that no such publication or presentation be made except to the extent approved by the JRC (prior to the Amgen Option Effective Date) or the JDC (subsequent to the Amgen Option Effective Date) in advance in writing. Unless otherwise mutually agreed upon by the Parties, (A) the Party desiring to publish or present any publication or presentation concerning the activities to be conducted hereunder (the “Publishing Party”) shall transmit to the other Party (the “Reviewing Party”) for review and comment a copy of the proposed publication or presentation, at least [***] ([***]) days prior to the submission of the proposed publication or presentation to a Third Party; (B) the Publishing Party shall postpone the publication or presentation for up to an additional [***] ([***]) days upon request by the Reviewing Party in order to allow the consideration of appropriate patent applications or other protection to be filed on information contained in the publication or presentation; (C) upon request of the Reviewing Party, the Publishing Party shall remove all Confidential Information of the Reviewing Party (other than that licensed hereunder) from the information intended to be published or presented; and (D) the Publishing Party shall consider all reasonable comments made by the Reviewing Party to the proposed publication or presentation.

14.5.	Attorney-Client Privilege. Neither Party is waiving, nor shall be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges as a result of disclosing information pursuant to this Agreement, or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the receiving Party, regardless of whether the disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties: (a) share a common
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legal and commercial interest in such disclosure that is subject to such privileges and protections; (b) are or may become joint defendants in proceedings to which the information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the disclosing Party’s Confidential Information covered by such protections and privileges relates; and (d) intend that after the Effective Date both the receiving Party and the disclosing Party shall have the right to assert such protections and privileges.

15.	Representations, Warranties and Covenants

15.1.	Mutual Representations, Warranties and Covenants. Each of the Parties hereby represents, warrants and covenants to the other Party, as a material inducement for such other Party’s entry into this Agreement, as follows:

15.1.1.	It is duly organized and validly existing under the laws of its jurisdiction of incorporation and it has full corporate power and authority and has taken all corporate action necessary to enter into and perform this Agreement;

15.1.2.	This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, by which it is bound, nor to its knowledge as of the Effective Date, violate any Law. The person or persons executing this Agreement on such Party’s behalf has been duly authorized to do so by all requisite corporate action;

15.1.3.	To its knowledge, as of the Effective Date, other than the notification requirements under the HSR Act that may be required in the event of exercise of the Amgen Option and clearance of such exercise thereafter by the FTC or DOJ, no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations currently in effect, is or shall be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or (except for FDA or other regulatory approvals, licenses, clearances and the like necessary for the research, development, manufacture, sales or marketing of pharmaceutical products) for the performance by it of its obligations under this Agreement and such other agreements;

15.1.4.	Each Party represents and warrants that it has not been debarred or the subject of debarment proceedings by any Regulatory Authority. Neither Party shall knowingly use in connection with the research, development, manufacture or commercialization to take place pursuant to this Agreement any employee, consultant or investigator that has been debarred or the subject of debarment proceedings by any Regulatory Authority;

15.1.5.	Each Party covenants to carry out its activities under the Collaboration in compliance with all applicable Laws; and

15.1.6.	Each Party covenants to not misappropriate the trade secret of a Third Party in connection with the performance of its activities under the Collaboration.

15.2.	CK Representations, Warranties and Covenants. CK hereby represents, warrants and covenants to Amgen, as a material inducement for Amgen’s entry into this Agreement and the exercise of the Amgen Option, as follows:

15.2.1.	No Conflicting Rights. CK has not granted as of the Effective Date, and during the Term shall not grant, any right to any Third Party relating to CK Intellectual Property that conflicts with the rights granted to Amgen hereunder. As of the Effective Date, CK has, and upon the Amgen Option Effective Date shall have, sufficient legal and/or beneficial title and ownership under the CK Intellectual Property to fulfill its obligations under this Agreement and to grant the licenses to Amgen pursuant to this Agreement. CK has no reason to believe that any of the Patents included in the CK Patent Rights is encumbered, invalid or unenforceable and, to its knowledge, there is no challenge to its right to use or ownership of such Patents or any adverse claim of ownership thereof.

15.2.2.	No Encumbrances. As of the Effective Date, no item of CK Intellectual Property is: (i) in-licensed by CK from a Third Party which license does not provide CK the right to grant Amgen the rights and licenses granted hereunder under such CK Intellectual Property; or (ii) subject to any license or other right granted to a Third Party for Compounds in the Field in the Territory.

15.2.3.	Maintenance of Agreements; Patents. CK has (or shall have at the time performance is due) maintained and shall maintain and keep in full force and effect all agreements (including license agreements) and filings (including patent filings (other than those for which Amgen has responsibility hereunder)) necessary to perform its obligations hereunder. Without limiting the foregoing, the license agreement between CK, the Regents of the University of California, and the Board of Trustees of the Leland Stanford Junior University effective April 28, 1998 as modified September 1, 2000, is in full force and effect and there is no existing breach by CK thereunder or right of termination on the part of the licensors.

15.2.4.	Absence of Litigation, Infringement, Misappropriation. As of the Effective Date, CK is not aware of any pending or threatened litigation and CK has not received any communication, in each case, which alleges that CK’s activities with respect to the Compounds in the Field or any action related to the making, using and selling of Compounds that is contemplated under this Agreement in the Field would infringe or misappropriate any intellectual property rights of any Third Party. To CK’s knowledge, there is no unauthorized use, infringement or misappropriation of any of the CK Intellectual Property.

15.2.5.	Conduct of Research and Development. As of the Effective Date, CK has conducted research and development of Compounds in accordance with all applicable Law.

15.2.6.	Full Disclosure. As of the Effective Date, CK has not made any intentional misrepresentation or fraudulent omission to Amgen in responding to Amgen’s questions in investigating whether or not Amgen would enter into this Agreement.

15.3.	Amgen Representation and Warranty. As of the Effective Date, Amgen represents that it has such knowledge and experience in biopharmaceutical, financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement. Amgen has conducted due diligence in entering into this Agreement and Amgen has relied on its diligence and its own scientific and commercial experience and its own analysis and evaluation of the transactions contemplated by this Agreement, and on the representations of CK set forth in this Article 15.

15.4.	Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS ARTICLE 15, CK AND AMGEN EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE COLLABORATION, THE CK INTELLECTUAL PROPERTY AND COLLABORATION PATENT RIGHTS, THIS AGREEMENT, OR ANY OTHER SUBJECT MATTER RELATING TO THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OR NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

16.	Limitations of Liability; Insurance

16.1.	Limitations of Liability. EXCEPT FOR BREACH OF SECTION 14.1 or 14.2, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE), EVEN IF SUCH PARTY WAS ADVISED OR OTHERWISE AWARE OF THE LIKELIHOOD OF SUCH DAMAGES. Amounts paid to a Third Party pursuant to a court order or written settlement agreement shall be considered direct damages.

16.2.	[***] SHALL HAVE NO LIABILITY FOR ANY CLAIMS FROM THIRD PARTIES TO THE EXTENT [***].

16.3.	Insurance. During the Term of this Agreement and for six (6) years thereafter CK shall obtain and maintain, and as of the Amgen Option Effective Date until six (6) years after the Term of this Agreement Amgen shall obtain and maintain, comprehensive general liability insurance, including products liability insurance and coverage for clinical trials, with reputable and financially secure insurance carriers, or, from and during such time as such Party has a market capitalization on a U.S. securities exchange or automated quotation system of no less than $[***], self insurance, in a form and at levels as set forth on Exhibit 16.3, with the other Party named as an additional insured. Such liability insurance or self-insurance shall be maintained on a claims-made basis to provide such
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protection after expiration or termination of the policy itself and/or this Agreement for occurrences during the Term of this Agreement and such six (6) year period thereafter. Each Party shall furnish to the other Party, on request, certificates issued by the insurance company setting forth the amount of the liability insurance (or evidence of self insurance) and a provision that the other Party hereto shall receive thirty (30) days written notice prior to termination or material reduction to the level of coverage during such six (6) year period. The insured Party shall require that any notice of non-payment of premiums for any such insurance be given to the other Party also; and in such event, the other Party shall have the right to pay such premiums to cure such non-payment.

17.	Indemnity

17.1.	Indemnity. Subject to the remainder of this Article, CK shall defend, indemnify, and hold harmless Amgen, its Affiliates, and their respective directors, officers, employees and agents (collectively, “Amgen Indemnitees”), at CK’s cost and expense, from and against any and all liabilities, losses, costs, damages, fees or expenses (including reasonable legal expenses and attorneys’ fees incurred by any Amgen Indemnitees until such time as CK has acknowledged and assumed its indemnification obligation hereunder with respect to a claim) paid to a Third Party (collectively, “Losses”) arising out of any claim, action, lawsuit, or other proceeding (collectively, “Claims”) brought against any Amgen Indemnitee by a Third Party to the extent such Losses result from (i) the negligence or willful misconduct of CK, or its Affiliates; (ii) a breach by CK of its representations or warranties set forth herein; (iii) violation of Law by CK, or its Affiliates or agents; or (iv) products liability claims related to Compounds provided to a Third Party by CK or its designee (other than Amgen or its Affiliates or licensees) but excluding such Losses to the extent they arise from (w), (x), (y) or (z) below. Subject to remainder of this Article, Amgen shall defend, indemnify, and hold harmless CK, its Affiliates, and their respective directors, officers, employees and agents (collectively, “CK Indemnitees”), at Amgen’s cost and expense, from and against any and all Losses (including reasonable legal expenses and attorneys’ fees incurred by any CK Indemnitees until such time as Amgen has acknowledged and assumed its indemnification obligation hereunder with respect to a claim) arising out of any Claim brought against any CK Indemnitee by a Third Party to the extent such Losses result from (w) the negligence or willful misconduct of Amgen, or its Affiliates; (x) a breach by Amgen of its representations or warranties set forth herein; (y) violation of Law by Amgen, or its Affiliates or agents; or (z) products liability claims related to Compounds provided to a Third Party by Amgen or its designee (other than CK or its Affiliates or licensees) but excluding such Losses to the extent they arise from (i), (ii), (iii) or (iv) above.

17.2.	Claim for Indemnification. Whenever any Claim or Loss shall arise for which a CK Indemnitee or an Amgen Indemnitee (the “Indemnified Party”) may be entitled to indemnification may be sought under this Article 17, the Indemnified Party shall promptly notify the other Party (the “Indemnifying Party”) of the Claim or Loss and, when known, the facts constituting the basis for the Claim; provided, however, that the failure by an Indemnified Party to give such notice or to otherwise meet its obligations under this Section 17.2 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure. The Indemnifying Party shall have exclusive control of the defense and settlement of all Claims for which it is responsible for indemnification and shall promptly assume defense thereof at its own expense. The Indemnified Party shall not settle or compromise any Claim by a Third Party for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, unless the Indemnifying Party is in breach of its obligation to defend hereunder. In no event shall either the Indemnified Party or Indemnifying Party settle any Claim without the prior written consent of the other Party if such settlement does not include a release from liability on such Claim or if such settlement would involve undertaking an obligation other than the payment of money, that would bind or impair the other Party, or that includes any admission that any intellectual property or proprietary right of the other Party or to which the other Party has an exclusive license (or option to obtain or make effective an exclusive license) hereunder is invalid or unenforceable. The Indemnified Party shall reasonably cooperate with the Indemnifying Party at the Indemnifying Party’s expense and shall make available to the Indemnifying Party reasonably requested information under the control of the Indemnified Party, which information shall be subject to Sections 14.1 and 14.2.

18.	Term and Termination

18.1.	Term. This Agreement shall commence as of the Effective Date and shall continue in perpetuity, unless and until the Amgen Option expires unexercised pursuant to Section 10.2, or until sooner terminated pursuant to this Article 18 (the “Term”).

18.2.	Termination for Convenience. Amgen shall have the right to terminate this Agreement by [***] ([***]) [***] prior written notice to CK.

18.3.	Effect of Termination for Convenience, Breach by Amgen and Certain Option Expirations. In the event of (i) Amgen’s termination pursuant to Section 18.2 or 2.9 or (ii) any termination by CK for Amgen’s breach of this Agreement in accordance with and as permitted by Section 18.5; or (iii) the expiration of the Amgen Option except pursuant to Section 10.2.1:

18.3.1.	Amgen’s rights in the Program and licenses under Section 9.1 shall terminate in the Territory and all rights in the Program shall revert to CK.

18.3.2.	Transition Assistance. Amgen agrees to cooperate with CK and its designee(s) to facilitate a reasonably smooth, orderly and prompt transition of the research, development and commercialization of Research Eligible Compounds to CK and/or its designee(s). Amgen agrees to transfer to CK quantities, as requested by CK, of tangible Research Eligible Compounds (in any form) in its or its Affiliates’ possession and CK shall reimburse Amgen for its [***] of [***] or [***] (including any [***] of [***] and [***]) thereof. If any
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Research Eligible Compound was [***] by any Third Party for Amgen or its Affiliate, then Amgen shall, to the extent possible and requested by CK, assign relevant Third-Party contracts to CK (unless such Third Party contracts relate to products or services other than Research Eligible Compounds), provided, however that a legally enforceable novation in favor of Amgen is obtained. If Amgen or its Affiliate [***] any Research Eligible Compound at the time of termination, then Amgen (or its Affiliate) shall, to the extent that [***] is [***] in Amgen’s [***], [***] and [***] such Research Eligible Compound for CK, at [***] percent ([***]%) of [***] therefor, from the date of notice of such termination until such time as CK is able, using [***] to do so but no longer than the period requested by CK (not to exceed [***] ([***]) [***] from the effective date of such expiration or termination, the “Wind-Down Period”), to [***] from which [***] of such Research Eligible Compound may be [***] in the Territory.

18.3.3.	Ongoing Activities. If there are any ongoing [***] for Research Eligible Compounds being conducted by or under authority of Amgen or its Affiliates at the time of notice of termination, Amgen agrees to (i) [***] transition to CK or its designee some or all ([***]) of such [***] and the supporting activities or (ii) [***]. In such event, CK shall be responsible for the [***] of all transition activities pursuant to Article 18 of this Agreement.

18.3.4.	Transfer. Amgen shall transfer and assign back to CK all regulatory filings, data and other information transferred by CK to Amgen pursuant to Section 7.3 or otherwise in this Agreement. In addition, Amgen shall promptly assign and transfer to CK all other regulatory approvals (including Marketing Approvals), regulatory filings (including INDs), regulatory information and regulatory correspondence for Research Eligible Compounds, and shall take such actions and execute such documents as may be necessary to effect the transfer or if not effected the benefit thereof.

18.3.5.	Trademarks. Amgen shall transfer and assign to CK all rights in and to any trademarks specific to one or more Research Eligible Compounds that Amgen used with such Research Eligible Compound(s) and goodwill associated with such trademarks (not including any corporate trademarks of Amgen).

18.3.6.	Technology Licenses. Amgen hereby grants to CK, effective upon the notice of such termination, an exclusive, worldwide license, with the right to grant and authorize sublicenses, under the Amgen Patent Rights, as and to the extent Amgen has the right to grant such license as of such termination, solely to make, have made, use, sell, offer for sale and import Research Eligible Compounds; provided, however if any such subject matter is subject to [***], Amgen shall promptly disclose such [***] to CK in writing and CK shall not have the right to exercise the foregoing license, unless CK agrees in writing to [***] as a result of CK’s exercise of such license. Amgen hereby grants to CK, effective upon the notice of
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such termination, a non-exclusive, worldwide license with respect to Amgen’s trade secrets to the extent that the same were [***] under this Agreement or [***] in connection with the Research Eligible Compounds, solely to make, have made, use, sell, offer for sale and import Research Eligible Compounds.

18.3.7.	Governance. Any activities undertaken by CK or a Third Party designee with respect to the Compound during the Wind-Down Period shall not be subject to the authority of any Committee hereunder.

18.3.8.	Return of Materials. Reasonably promptly after the end of the Wind-Down Period, Amgen shall use [***] to destroy all tangible items comprising, bearing or containing any Confidential Information of CK that are in Amgen’s or its Affiliates’ possession or control, and provide written certification of its efforts with respect such destruction, or prepare such tangible items of Confidential Information for shipment to CK, at CK’s expense; provided that Amgen may retain one (1) copy of such Confidential Information for its legal archives.

18.3.9.	Continued Commercialization. If after the First Commercial Sale of any Research Eligible Compound and requested by CK, Amgen and its Affiliates shall discuss in good faith with CK the possibility that Amgen may continue to distribute, market and sell Research Eligible Compounds in any or all countries of the Territory for which a Marketing Approval therefor has been obtained and in which Research Eligible Compounds are then being sold, in accordance with the terms and conditions of this Agreement, for the Wind-Down Period; provided that CK may terminate this Wind-Down Period at anytime upon [***] ([***]) [***] notice to Amgen. Any Research Eligible Compounds sold or disposed by Amgen or its Affiliates during the Wind-Down Period shall be subject to royalties under the applicable provisions of Article 13 above.

18.3.10.	[***]. With respect to a termination by Amgen pursuant to Section 18.2, then the terms of Section 2.5 shall continue to apply to Amgen for a period of [***] ([***]) [***] after the effective date of such termination with respect to Amgen [***] for a period of [***] following the termination of this Agreement. For clarity, nothing in this Section 18.3.10 or the survival of Section 2.5 shall prohibit or limit Amgen from engaging in any activities with respect to [***] or [***].

18.4.	Effect of Termination Upon the Amgen Option Expiring Unexercised Under Section 10.2.1. In the event that the Amgen Option expires in accordance with Section 10.2.1 unexercised, the following shall apply:

18.4.1.	Amgen’s rights in the Program and licenses under Section 9.1 shall terminate in the Territory and all rights in the Program shall revert to CK.

18.4.2.	CK shall pay Amgen a [***] percent ([***]%) royalty on Net Sales of [***], other than CK-452 or [***], in the Territory. Such royalties shall be due on all such Compounds which have their First Commercial Sale prior to the [***] anniversary of the termination date, and shall be due for [***] from such First
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Commercial Sale (substituting CK for Amgen in the definition of “First Commercial Sale”) (subject to the provisions of Sections 13.4.3 – 13.4.7, with “Amgen” and “CK” being substituted one with the other in such Sections, provided, however, that the provisions respecting [***] shall not apply).

18.4.3.	The payment, reporting and audit provisions of Sections 13.4.6 (Reports), 13.9 (Payment Method) and 13.11 (Audits) shall apply to the royalty to be paid by CK to Amgen under Section 18.4.2 in the same manner as these provisions apply to the royalty paid by Amgen to CK under Section 13.4.

18.4.4.	Amgen agrees to cooperate with CK and its designee(s) to facilitate a smooth, orderly and prompt transition of the research, development and commercialization of Research Eligible Compounds to CK and/or its designee(s) as described in Sections 18.3.2 – 18.3.8.

18.5.	Termination For Breach. In the event of a material breach of this Agreement, the non-breaching Party shall (i) have the right to seek damages and equitable relief for injunction or specific performance and (ii) in the case the breach is by Amgen, CK shall have the right to terminate this Agreement for uncured material breach or in the case the breach is by CK, Amgen shall have the right to modify certain rights as set forth in Section 18.8, in either case only as set forth below in this Section 18.5. In the event of a material breach of this Agreement, the non-breaching Party shall have the right to give written notice (the “Breach Notice”) to the breaching Party, specifying the breach in reasonable detail. The breaching Party shall have [***] ([***]) [***] after the Breach Notice to cure any such breach, provided that if such Party provides the non-breaching Party within such [***] ([***]) [***] period written notice setting forth a plan for cure and it is [***] and [***] to cure such breach, the breaching Party shall have [***] ([***]) [***] from the Breach Notice to cure such breach. If at the end of the foregoing period, the breach remains uncured, then (A) for uncured breach by Amgen, CK shall only have the right to terminate this Agreement if both: (y) the legal and equitable remedies available to CK other than termination of this Agreement are inadequate to compensate CK (“No Adequate Remedies”); and (z) [***] pursuant to Section [***] that the remedies available to CK other than termination of this Agreement would be inadequate to compensate CK, (B) for uncured breach by CK, Amgen shall have the right to modify certain provisions of the Agreement as set forth in Section 18.8, but if, prior to the Amgen Option Effective Date, [***] Amgen shall have such right to modify such rights as set forth in Section 18.8 only if [***] pursuant to Section [***] that the remedies available to Amgen other than modification of this Agreement pursuant to Section 18.8 would be inadequate to compensate Amgen or (C) following the Amgen Option Effective Date, for uncured breach by CK, Amgen shall have the right to modify certain provisions of the Agreement as set forth in Section 18.8.
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18.6.	Insolvency. Amgen may exercise its rights to modify certain rights under this Agreement pursuant to Section 18.8 by written notice to CK in the event any of the following occurs with respect to CK: (i) CK becomes bankrupt or insolvent, or files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges in writing insolvency, or is adjudged bankrupt, and CK (A) fails to assume this Agreement in any such bankruptcy proceeding within [***] ([***]) [***] after filing or (B) assumes and assigns this Agreement to a Third Party; (ii) CK goes into or is placed in a process of complete liquidation; (iii) a trustee or receiver is appointed for any substantial portion of CK’s business and such trustee or receiver is not discharged within [***] ([***]) [***] after appointment; (iv) any case or proceeding shall have been commenced or other action taken against CK in bankruptcy or seeking liquidation, reorganization, dissolution, a winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or similar act or law of any jurisdiction now or hereafter in effect and is not dismissed or converted into a voluntary proceeding governed by clause (i) above within [***] ([***]) [***] after filing; or (v) there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of CK and such event shall have continued for a period of [***] ([***]) [***] and none of the following has occurred: (1) it is dismissed, (2) it is bonded in a manner reasonably satisfactory to Amgen, or (3) it is discharged.

18.7.	Change of Control. In the event a Party undergoes a Change of Control (the “Acquired Party”), then the Acquired Party shall provide written notice thereof to the other Party within [***] ([***]) [***] thereof. Upon a Change of Control of CK, either Party shall have the right, and upon a Change of Control of Amgen, CK shall have the right, to modify certain rights as set forth in Section 18.8.4 at any time thereafter, upon [***] ([***]) [***] written notice to the other Party hereunder. The Acquired Party shall have the right to keep the intellectual property and proprietary rights of the Third Party acquiring the Acquired Party (the “Acquiror”), and the Acquiror’s Affiliates to the extent they have become Affiliates of the Acquired Party, from being included in the Collaboration Patent Rights, Amgen Patent Rights or the CK Intellectual Property, by delivering written notice thereof to the other Party within [***] ([***]) [***] after the Change of Control. In such event, such notice shall also be deemed to be an election by the Acquired Party to modify certain rights as set forth in Section 18.8.4. In addition, a Party may, at its option provide notice to the other Party of a proposed Change of Control prior to undergoing such Change of Control and request the other Party to provide an [***] following such Change of Control [***] in Section [***] or would [***] in Section [***]. Upon receiving such notice, the other Party shall [***] of the other Party’s [***], which [***] the other Party. This Section 18.7 shall not serve to limit either Party’s rights or obligations pursuant to Section 2.9.

18.8	Effect of Change of Control or Insolvency of CK or Breach by CK.
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18.8.1.	In the event of a Party’s provision of notice pursuant to Section 18.7, then CK’s rights shall be modified as set forth in Section 18.8.4.

18.8.2.	In the event of CK’s uncured material breach of the Agreement following notice by Amgen and expiration of a period of ([***]) days to cure such breach, subject to Section 18.5, Amgen shall have the right to modify certain rights of CK upon [***] ([***]) [***] written notice to CK as set forth in Section 18.8.4.

18.8.3.	In the event of Amgen’s provision of notice pursuant to Section 18.6, then CK’s rights shall be modified as set forth in Section 18.8.4.

18.8.4.	In the event of provision of notice by Amgen pursuant to either Section 18.6, 18.7, or 18.8.2, or election by CK pursuant to Section 2.9 or notice by CK pursuant to Section 18.7, Amgen’s rights and licenses hereunder shall continue in effect, subject to the remaining terms and conditions of this Agreement, Amgen’s [***] under Section [***] shall terminate (and, if this provision has come into effect pursuant to Section [***], CK’s [***] under Section [***] shall terminate as well), and CK’s [***] shall [***] terminate upon CK’s receipt of such notice, including but not limited to its [***] to: (i) [***] pursuant to Sections [***] ([***]), [***] ([***]), [***] ([***]) and [***] ([***]) or [***] pursuant to Section [***] ([***]) or [***], or [***] under this Agreement; (ii) [***] hereunder pursuant to Articles [***] ([***]), [***] ([***]), [***] ([***]) and [***] ([***]); (iii) [***] (including [***]), and [***] pursuant to Article [***] (and [***]), provided, however, that the provisions of Section [***] and [***] shall apply thereto, regardless of the occurrence of the Amgen Option Effective Date; and (iv) [***] pursuant to Article [***] ([***]); provided, however, that CK’s right to receive payments pursuant to the following provisions shall survive: Section 8.11 (Allocation of Recoveries), Article 10 (Amgen Option), and Sections 13.1 (Licensing and Technology Access Fee), 13.2 (Option Payment), 13.3 (Milestones), and 13.4 (Royalty). Except as otherwise provided in this Section 18.8.4, should Amgen’s notice under Section 18.6, 18.7, or 18.8.2 occur prior to the Amgen Option Effective Date, [***] shall be entitled to [***] by [***] on [***] (at such point or thereafter) by [***] to [***] hereunder. Should [***], despite undertaking [***] to do so, be [***], such that [***] or [***] is [***] by such [***], or [***] has not [***]
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within [***] ([***]) [***] after the Effective Date, then it shall have the right to [***] within [***] ([***]) [***] thereafter for [***]. Also, the Acquiror, and its Affiliates subsequent to the Change of Control of the Acquired Party, shall not utilize the Acquired Party’s, or its Affiliate’s (as considered prior to the Change of Control), intellectual property or proprietary research tools that are within the Collaboration to benefit [***]. CK shall provide Amgen with reasonable cooperation to enable the above transition and to enable Amgen to exercise its rights hereunder thereafter.

18.8.5.	[***]. Where activities to be undertaken subject to this Agreement are subject to the [***] of the Parties, following [***] pursuant to this Section 18.8, then, with respect to such [***], such [***] and [***] and, with respect to matters subject to such [***], then [***].
18.9.	Product Sales after Termination. Upon termination of this Agreement, Amgen, its Affiliates and its licensees shall have the right to sell in the Territory that amount of in-process or finished Compound(s) that Amgen, its Affiliates and its licensees then have on hand; provided however, that with respect to the sale of any such Compound in the Territory for which a royalty is due under this Agreement, Amgen shall pay the royalties thereon at the time provided for, unless in each case CK agrees to buy such Compounds at Amgen’s cost of making or acquiring such Compounds.

18.10.	Intentionally Left Blank.

18.11.	Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by CK or Amgen are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code including, without limitation, Amgen’s right to retain all licenses granted herein, subject to payments when due to CK of all applicable milestone payments and royalties on Compound(s). The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.
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18.12.	Survival. The following Articles and Sections shall survive expiration or termination of this Agreement: Articles 1, 16, 17, 18 (with the exception of the last sentence of Section 18.8.4), 21 and Sections 8.1.1, 8.1.2, 8.7, 8.14, 13.7, 13.11, 13.16, 14.1, 14.2, 14.5 and 15.4.

18.13.	General Effects of Termination.

18.13.1.	Accrued Obligations. Termination of this Agreement for any reason (including upon expiration of the Amgen Option which is not reinstated) shall not release either Party from any obligation or liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination.

18.13.2.	Termination of All Other Provisions. Except as otherwise expressly provided in this Article 18, all rights and obligations of the Parties under this Agreement shall terminate upon termination of this Agreement for any reason (including upon expiration of the Amgen Option which is not reinstated). For clarity, a modification of certain rights under the Agreement under Section 18.8.4 shall not be deemed a termination for purposes of this Section 18.13.2.

18.14.	Termination Press Releases. In the event of termination of this Agreement for any reason and subject to the provisions of Section 14.2, the Parties shall cooperate in good faith to coordinate public disclosure of such termination and the reasons therefor, and shall not, except to the extent required by applicable Law, disclose such information without the prior approval of the other Party. The principles to be observed in such disclosures shall be accuracy, compliance with applicable Law and regulatory guidance documents, and reasonable sensitivity to potential negative reactions to such news.
19.	Potential Antitrust Filings With respect to Exercise of Amgen Option
19.1.	Reporting and Waiting Requirements. With respect to reporting and waiting requirements under United States Federal Law and antitrust Law of any other jurisdiction, the Parties agree as follows:

19.1.1.	To the extent necessary, each of CK and Amgen shall file, within [***] ([***]) [***] after Amgen’s notice of exercise of the Amgen Option, before the expiration of any relevant legal deadline, with (i) the FTC and the Antitrust Division of the DOJ, a Notification and Report Form required under the HSR Act with respect to the transactions contemplated pursuant to such exercise and any supplemental information requested in connection therewith pursuant to the HSR Act, which forms shall specifically request early termination of the waiting period prescribed by the HSR Act and (ii) any other Governmental Authority, any other filings, reports, information and documentation required for the transactions contemplated hereby pursuant to any other antitrust Law of any other jurisdiction. The Parties shall furnish to each other’s counsel such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and any antitrust Law
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of any other jurisdiction. The exercise of the Amgen Option shall become effective (without the need for further action by a Party) upon the soonest to occur of: (a) the HSR Clearance Date has occurred (provided, however, that rights obtained by Amgen pursuant to the Amgen Option outside the United States shall become effective upon the HSR Clearance Date or, if any ex-U.S. governmental or regulatory approvals are required prior to such rights becoming effective, upon the later to occur of (1) the HSR Clearance Date and (2) the receipt of any such required approvals), (b) the relevant waiting periods have expired, or (c) determination by Amgen that such filings are unnecessary (the “Amgen Option Effective Date"). The determination of the soonest to occur of the foregoing shall be made without taking into account the need for ex-U.S. governmental or regulatory approvals required prior to such rights becoming effective and if, giving effect to the foregoing, subsection (a) is the soonest to occur, then the Amgen Option Effective Date shall be the HSR Clearance Date.

19.1.2.	The Parties shall use [***] to promptly obtain any clearance required under the HSR Act and any other antitrust Law for the consummation of the Amgen Option and the transactions contemplated thereby and shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the DOJ and other Governmental Authorities concerning such clearances and shall use [***] to comply promptly with any such inquiry or request; provided, however, that (i) neither Party shall be required to consent to the divestiture or other disposition of any of its or its Affiliates’ assets or those of the other Party, or to agree to any modification or amendment of this Agreement that, in the reasonable opinion of such Party’s legal and/or financial counsel, would be adverse to such Party, and (ii) neither Party shall have any obligation to contest, administratively or in court, any ruling, order or other action of any Governmental Authority or private party respecting the transactions contemplated by this Agreement or to comply with any other structure or conduct remedy or restriction or limit on operation; provided, further, however, that the Parties shall both promptly respond to the DOJ or the FTC to a request for additional information as defined under the HSR Act.

19.1.3.	The Parties commit to instruct their respective counsel to cooperate with each other and use [***] to facilitate and expedite the identification and resolution of any such issues and, consequently, the expiration of the applicable HSR Act waiting period and the waiting periods under any other antitrust Law of any other jurisdiction, or the obtaining of clearances thereunder (as the case may be), at the earliest practicable dates. Such efforts and cooperation include, but are not limited to, the Parties’ respective counsel undertaking (i) to keep each other appropriately informed of communications from and to personnel of the reviewing antitrust authority, and (ii) to confer with each other regarding appropriate contacts with and response to personnel of said antitrust authority.

19.1.4.	Each Party shall be responsible for [***] associated with any filing under the HSR Act or the Law of any other jurisdiction.
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19.1.5.	Certain Terms. As used in this Article 19, the below terms shall have the meanings so specified.
19.1.5.1.	“DOJ” shall mean the United States Department of Justice.

19.1.5.2.	“FTC” shall mean the United States Federal Trade Commission, or any successor entity thereto.

19.1.5.3.	“Governmental Authority” shall mean any administrative agency, commission or other governmental authority, body or instrumentality, federal, state, local, domestic or foreign governmental or regulatory authority.

19.1.5.4.	“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. Section 18(a)), and the rules and regulations promulgated thereunder.

19.1.5.5.	“HSR Clearance Date” shall mean the earlier of (i) the date on which the FTC shall notify CK and Amgen of early termination of the applicable waiting period under the HSR Act or (ii) the day after the date on which the applicable waiting period under the HSR Act expires without any action by any government agency or challenged to the termination.
20. Security
In order to secure the performance of CK’s obligations under this Agreement, the Parties shall enter into a security agreement of even date herewith, in the form attached hereto as Exhibit 20 (the “Security Agreement”), and CK shall execute the documents set forth therein for filing with the respective offices set forth therein.
21. Miscellaneous
21.1.	Affiliates. Amgen shall have the right to exercise its rights and perform its obligations hereunder through its Affiliates, provided Amgen shall be responsible for such Affiliates’ performance hereunder.
21.2.	Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred (whether by operation of Law or otherwise) by CK without the prior written consent of Amgen; provided, however, that, subject to [***] subject thereto, CK may assign and otherwise transfer this Agreement and its rights and obligations hereunder as a whole without Amgen’s consent, but with prior notice, in connection with a Change of Control of CK or any transfer of all or substantially all of its business or assets to which this Agreement relates. Amgen may assign this Agreement, and its rights and obligations as a whole hereunder without prior written consent to any directly or indirectly wholly-owned Affiliate or, with prior notice, in connection with the transfer or sale of all or
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substantially all of the business of Amgen to which this Agreement relates. Any assignment not in accordance with this Agreement shall be void. Subject to the foregoing, the rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.
21.3.	Choice of Law. This Agreement shall be governed by, and enforced and construed in accordance with, the laws of the State of California without regard to its conflicts of law provisions.
21.4.	Construction. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The Parties each acknowledge that they have had the advice of counsel with respect to this Agreement, that this Agreement has been jointly drafted, and that no rule of strict construction shall be applied in the interpretation hereof. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (ii) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (iii) any reference herein to any person shall be construed to include the person’s permitted successors and assigns, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (v) all references herein to Articles, Sections, Schedules or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement.
21.5.	Counterparts. This Agreement may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signature pages of this Agreement may be exchanged by facsimile or other electronic means without affecting the validity thereof.
21.6.	Currency. All amounts set forth herein are expressed in U.S. Dollars. In the event that sales are made or fees received in currency other than U.S. Dollars, payments shall be calculated based on currency exchange rates that the Party receiving such currency uses for purposes of calculating its financial reports filed with the SEC or similar regulatory agency. In the event either Party is not so reporting during any relevant period, then such conversion shall be made on a monthly basis based on the average exchange rate published by www.oanda.com for such month.

21.7.	Entire Agreement. This Agreement and the attached Schedules and Exhibits, together with the Share Purchase Agreement and the Registration Rights Agreement of even date herewith and the Security Agreement, constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior negotiations, representations, agreements and understandings regarding the same.
21.8.	Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including acts of God or other deity, fires, earthquakes, tsunami, strikes and labor disputes, acts of war, terrorism or civil unrest; provided, however, that the affected Party promptly notifies the other Party in writing and further provided that the affected Party shall use [***] to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with reasonable dispatch whenever such causes are removed.
21.9.	Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.
21.10.	Headings. Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement, provided, however, that headings denoting that a provision applies prior or subsequent to the Amgen Option Effective Date are intended to be used in the interpretation of this Agreement.
21.11.	Jurisdiction and Venue. Each Party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of California (“State Court”) and the courts of the United States of America located in the State of California (“Federal Court"), for the purposes of any suit, action or other proceeding arising out of this Agreement or out of any transaction contemplated hereby. Each Party agrees that service of any process, summons, notice or document by personal delivery, by registered mail, or by a recognized international express delivery service to such Party’s respective address set forth in Section 21.12 (as such address may be changed by notice delivered pursuant to such section) shall be effective service of process for any action, suit or proceeding in the applicable Federal Court or State Court with respect to any matters to which it has submitted to jurisdiction in this Section. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the applicable Federal Court or State Court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, either Party shall have the right to seek exigent, injunctive or temporary relief in any court of competent jurisdiction.
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21.12.	Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be delivered by hand or overnight courier with tracking capabilities or mailed postage prepaid by first class, registered or certified mail addressed as set forth below unless changed by notice so given:

If to Amgen:	Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320-1799
Attention: Corporate Secretary
Telephone: (805) 447-1000
Facsimile: (805) 499-6751

With a
copy to:	Amgen Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320-1799
Attention: Vice President, Licensing
Telephone: (805) 447-1000
Facsimile: (805) 376-9516

If to CK:	Cytokinetics, Incorporated
280 East Grand Avenue
South San Francisco, California 94080
Attention: Robert Blum
Telephone: (650) 624-3002
Telecopy: (650) 624-3010

With a
copy to:	Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304-1050
Attention: Kenneth A. Clark, Esq.
Telephone: (650) 493-9300
Telecopy: (650) 493-6811
Any such notice shall be deemed given on the date received. A Party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the other Party in accordance with this Section 21.12.
21.13.	Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute CK and Amgen as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

21.14.	Set-Off. Either Party shall have the right to deduct from amounts otherwise payable hereunder any amounts payable to such Party (or its Affiliates) from the other Party (or its Affiliates).
21.15.	Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
21.16.	Third Party Beneficiaries. Except as expressly provided with respect to Indemnitees in Article 17, there are no third party beneficiaries intended hereunder and no Third Party shall have any right or obligation hereunder.
21.17.	Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any right or obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by all Parties hereto.
22.	[***]
22.1.	[***] shall have the right, but not the obligation, for a period of [***] ([***]) [***] from the Effective Date hereof, to [***] shall conduct such [***].
22.2.	Should the Parties [***] obligation under Section [***] other than those expressly set forth herein.
22.3.	If the Parties are [***] in Section [***] and subject to [***] with respect to certain activities outside the Territory with respect to [***] Compounds as set forth in Section [***], CK (with respect to [***]) and Amgen (with respect to [***]) will each have the following rights:
22.3.1.	[***]. [***] applicable to [***] Compounds, and the [***], as shall be reasonably necessary to [***] (at any given time) to [***]; provided, however, that Amgen shall have [***] with respect to [***]
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Compounds (any such [***] (e.g., by [***]) in order to [***] thereof) unless, and then only to the extent, required by applicable law or Regulatory Authority having competent jurisdiction, in which case Amgen shall provide to CK [***] and the [***] shall be [***] hereunder. CK shall [***] applicable to [***] Compounds, and the [***], as shall be reasonably necessary to [***]; provided, however, that CK shall have [***] with respect to [***] Compounds (any such [***] (e.g., by [***]) in order to [***] thereof) unless, and then only to the extent, required by applicable law or Regulatory Authority having competent jurisdiction, in which case CK shall provide to Amgen [***] and the [***] shall be [***] hereunder. Each of the Parties’ foregoing rights [***] shall be in accordance with [***] pursuant to Section [***]. Each Party will promptly notify the other in writing when a [***] of any [***] Compound is first [***] therefor.
22.4.	[***]. [***] shall have the right to [***] with respect to [***] to CK, and such [***] within the same [***]. [***] shall have the right to [***] to Amgen, and such [***] within the same [***].
22.5.	[***]. [***] by or on the behalf of [***].
*********
(Signature page follows)
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     Confidential
     IN WITNESS WHEREOF, the parties have executed this Collaboration and Option Agreement as of the date first set forth above.

CYTOKINETICS, INCORPORATED		AMGEN INC.

By:	/s/ Robert I. Blum	By:	/s/ Richard D. Nanula

Name:	Robert I. Blum	Name:	Richard D. Nanula
Title:	President	Title:	Executive Vice President & Chief Financial Officer
SIGNATURE PAGE TO CYTOKINETICS, INCORPORATED
COLLABORATION AND OPTION AGREEMENT

SCHEDULE 1.13
CK Patent Rights
US APPLICATIONS / PATENTS

	APPLN. NO.	FILING DATE	TITLE	STATUS
REF. NO.
[***]

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FOREIGN APPLICATIONS

	COUNTRY	APPLN. NO.	FILING DATE	TITLE STATUS
REF. NO.
[***]

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EXHIBIT 1.22
Compound Criteria
[***]

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SCHEDULE 1.25
Development Plan
See attached.

Cytokinetics, Inc.
CK-1827452
Product Development Plan
December 22, 2006
[***]
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EXHIBIT 1.38
Initial Research Plan
See attached.
[***]
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EXHIBIT 1.58
Initial Research Plan
Same as Exhibit 1.38.

EXHIBIT 2.3
Guiding Principles
As Guiding Principles to the Collaboration, the Parties shall [***]:
(i)	[***];

(ii)	[***]; and

(iii)	[***]
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SCHEDULE 2.10.1
Initial Members of the JSC
Amgen:
[***]
Cytokinetics:
[***]
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SCHEDULE 2.11.1
Initial Members of the JRC
Amgen:
[***]
Cytokinetics:
[***]
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SCHEDULE 2.12.1
Initial Members of the JDC
Amgen:
[***]
Cytokinetics:
[***]
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SCHEDULE 2.12.3.2
Additional JDC Responsibilities
▪	[***]; and

▪	[***].
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SCHEDULE 2.13.3A
Commercialization Plans
[***]
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SCHEDULE 2.13.3B
Additional JCC Responsibilities
The JCC shall undertake the following additional responsibilities, to the extent determined by the JCC to be [***]:
▪	[***];

▪	[***];

▪	[***];

▪	[***]; and

▪	[***].
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SCHEDULE 10.2.1
Development Activities
[***]
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SCHEDULE 13.4.4
[***]
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CYTOKINETICS AND AMGEN
ANNOUNCE STRATEGIC ALLIANCE IN HEART FAILURE
Collaboration Focused On Discovery, Development and
Commercialization of Cardiac Myosin Activators
Amgen Obtains Option
on Cytokinetics’ Drug Candidate CK-1827452
FOR IMMEDIATE RELEASE
SOUTH SAN FRANCISCO, Calif. and THOUSAND OAKS, Calif. (January 3, 2007) – Cytokinetics Incorporated (NASDAQ:CYTK) and Amgen (NASDAQ:AMGN) today announced a strategic collaboration to discover, develop and commercialize novel small-molecule therapeutics that activate cardiac muscle contractility for potential applications in the treatment of heart failure. In addition, Amgen obtained an option to participate in future development and commercialization of Cytokinetics’ lead drug candidate arising from this program, CK-1827452, which recently completed two Phase 1 clinical trials. The collaboration is worldwide, excluding Japan.
Under the terms of the agreement, Cytokinetics receives a non-refundable up-front license and technology access fee of $42 million. In addition, Amgen has purchased 3,484,806 shares of Cytokinetics common stock at $9.47 per share and an aggregate purchase price of approximately $33 million.
Joint research activities will focus on identifying and characterizing activators of cardiac myosin as back-up and follow-on potential drug candidates to CK-1827452. During the initial two year research term, in addition to performing research at its own expense under the collaboration, Cytokinetics will continue to

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ANNOUNCE STRATEGIC ALLIANCE IN HEART FAILURE

conduct all development activities at its own expense for CK-1827452 subject to Amgen’s option and according to an agreed development plan. Amgen’s option is exercisable upon the satisfaction of certain conditions including CK-1827452 being developed to meet pre-defined criteria in Phase 2a clinical trials. To exercise its option, Amgen would pay a non-refundable exercise fee of $50 million and thereafter will be responsible for development and commercialization of CK-1827452 and related compounds, at its expense, subject to development and commercial participation rights of Cytokinetics.
In addition, Cytokinetics may be eligible to receive pre-commercialization and commercialization milestone payments of up to $600 million on CK-1827452 and other products arising from the research as well as royalties that escalate based on increasing levels of annual net sales of products commercialized under the collaboration. Cytokinetics also has the opportunity to earn increased royalties by participating in Phase 3 development costs. In that case, Cytokinetics could co-promote products in North America and would be expected to play a significant role in the agreed commercial activities in institutional care settings, at Amgen’s expense. If Amgen elects not to exercise its option on CK-1827452, Cytokinetics may then proceed to independently develop CK-1827452 and the research collaboration would terminate.
“We are pleased to be working with Amgen toward the further advancement of our research in cardiac contractility and the potential advancement of CK-1827452 through proof-of-concept stage testing in clinical trials,” stated Cytokinetics Chief Executive Officer James Sabry, M.D., Ph.D. “Amgen’s leadership in innovation and novel biopharmaceutical mechanisms is well known. The creative structure of this alliance reinforces the enthusiasm we both share for this area and our respective interests to together build on this attractive opportunity in the treatment of heart failure.”
Amgen Executive Vice President for Research and Development, Roger M. Perlmutter, M.D., Ph.D., said, “At Amgen, we are committed to addressing mankind’s most grievous illnesses, including heart failure, by harnessing the world’s most innovative science. Hence we are delighted to have the opportunity to join forces with Cytokinetics. Using their advanced understanding of cardiac contractility, we hope to develop therapies that will improve the lives of heart failure patients around the world.”
Upon announcing the collaboration, Amgen reiterated guidance of adjusted earnings per share of $3.85 — $3.95 for 2006.
Cytokinetics Conference Call / Webcast
Cytokinetics will host a conference call on Wednesday, January 3, 2007 at 10:00 a.m. Eastern Time. The conference call will be simultaneously webcast and will

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ANNOUNCE STRATEGIC ALLIANCE IN HEART FAILURE

be accessible in the Investor Relations section of Cytokinetics’ website; for further information please go to www.cytokinetics.com. The live audio of the conference call is also accessible via telephone to investors, members of the news media and the general public by dialing either (866) 999-CYTK (2985) (United States and Canada) or (706) 679-3078 (International) and typing in the passcode 5174484. An archived replay of the webcast will be available via Cytokinetics’ website until February 3, 2007. The replay will also be available via telephone from January 3, 2007 at 11:30 a.m. Eastern Time until February 3, 2007 by dialing (800) 642-1687 (United States and Canada) or (706) 645-9291 (International) and typing in the passcode 5174484.
Development Status of CK-1827452 and Background on Cardiac Myosin Activators and Cardiac Contractility
Data from the first-in-humans Phase 1 clinical trial of CK-1827452 administered intravenously were previously announced at the Heart Failure Society of America meeting in Seattle in September, 2006 and the American Heart Association Scientific Session in November, 2006. Cytokinetics expects that CK-1827452 will be entering an international Phase 2 clinical trials program in patients with heart failure in early 2007. This program is planned to evaluate the safety and efficacy of CK-1827452 in a diversity of patients including those with stable heart failure, ischemic heart disease, impaired renal function, acutely decompensated heart failure, and patients with chronic heart failure at increased risk for death and hospital admission for heart failure. This program is designed to test the safety and efficacy of CK-1827452, in both intravenous and oral formulations, for the potential treatment of heart failure across the continuum of care, both in the hospital and the outpatient settings.
Cardiac myosin is the cytoskeletal motor protein in the cardiac muscle cell that is directly responsible for converting chemical energy into the mechanical force resulting in cardiac contraction. Cardiac contractility is driven by the cardiac sarcomere, a highly ordered cytoskeletal structure composed of cardiac myosin, actin and a set of regulatory proteins, and is the fundamental unit of muscle contraction in the heart. The sarcomere represents one of the most thoroughly characterized protein machines in human biology. Cytokinetics’ cardiovascular program is focused towards the discovery and development of small molecule cardiac myosin activators in order to create next-generation treatments to manage acute and chronic heart failure.
About Cytokinetics
Cytokinetics is a biopharmaceutical company focused on the discovery, development and commercialization of novel small molecule drugs that specifically target the cytoskeleton. The cytoskeleton is a complex biological infrastructure that plays a fundamental role within every human cell.

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ANNOUNCE STRATEGIC ALLIANCE IN HEART FAILURE

Cytokinetics’ focus on the cytoskeleton enables it to develop novel and potentially safer and more effective classes of drugs directed at treatments for cancer, cardiovascular disease and other diseases. Additional information about Cytokinetics can be obtained at http://www.cytokinetics.com.
About Amgen
Amgen discovers, develops and delivers innovative human therapeutics. A biotechnology pioneer since 1980, Amgen was one of the first companies to realize the new science’s promise by bringing safe and effective medicines from lab, to manufacturing plant, to patient. Amgen therapeutics have changed the practice of medicine, helping millions of people around the world in the fight against cancer, kidney disease, rheumatoid arthritis, and other serious illnesses. With a deep and broad pipeline of potential new medicines, Amgen remains committed to advancing science to dramatically improve people’s lives. To learn more about our pioneering science and our vital medicines, visit www.amgen.com.
EDITOR’S NOTE: An electronic version of this news release may be accessed via our Web site at www.amgen.com. Journalists and media representatives may sign up to receive all news releases electronically at time of announcement by filling out a short form in the Media section of the Web site.
Forward-Looking Statement: Cytokinetics
This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Safe Harbor for forward-looking statements contained in the Act. Examples of such statements include, but are not limited to, statements relating to the anticipated results of the strategic alliance, potential milestone payments and other payments and funding, the potential exercise by Amgen of its option, expected benefits of CK-1827452 and other potential compounds that may be developed under the collaboration, the expected roles of Cytokinetics and Amgen under the collaboration and in developing or commercializing drug candidates or drugs subject to the collaboration, expected initiation, timing and scope and target indications of clinical trials of CK-1827452, the potential benefits of Cytokinetics’ other drug candidates and potential drug candidates and the enabling capabilities of Cytokinetics’ biological focus. Such statements are based on management’s current expectations, but actual results may differ materially due to various factors. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in patient enrollment for clinical trials, unexpected adverse side effects or inadequate therapeutic efficacy of Cytokinetics’ drug candidates, and other potential difficulties or delays in development, testing, regulatory

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ANNOUNCE STRATEGIC ALLIANCE IN HEART FAILURE

approval, production and marketing of Cytokinetics’ drug candidates that could slow or prevent clinical development, product approval or market acceptance (including the risks relating to uncertainty of patent or trade secret protection for Cytokinetics’ intellectual property, Cytokinetics’ ability to obtain additional financing if necessary and unanticipated research and development and other costs), and changing standards of care and the introduction by others of products or alternative therapies for the treatment of indications currently or potentially targeted by Cytokinetics’ drug candidates and potential drug candidates. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission.
Forward-Looking Statement: Amgen
This news release contains forward-looking statements that involve significant risks and uncertainties, including those discussed below and others that can be found in our Form 10-K for the year ended December 31, 2005, and in our periodic reports on Form 10-Q and Form 8-K. Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.
No forward-looking statement can be guaranteed and actual results may differ materially from those we project. The Company’s results may be affected by our ability to successfully market both new and existing products domestically and internationally, sales growth of recently launched products, difficulties or delays in manufacturing our products, and regulatory developments (domestic or foreign) involving current and future products and manufacturing facilities. In addition, sales of our products are affected by reimbursement policies imposed by first party payors, including governments, private insurance plans and managed care providers, and may be affected by domestic and international trends toward managed care and healthcare cost containment as well as possible U.S. legislation affecting pharmaceutical pricing and reimbursement. Government regulations and reimbursement policies may affect the development, usage and pricing of our products. Furthermore, our research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. We, or others could identify side effects or manufacturing problems with our products after they are on the market. In addition, we compete with other companies with respect to some of our marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate will be successful and become a commercial product. In addition, while we routinely obtain patents for our products and technology, the protection

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ANNOUNCE STRATEGIC ALLIANCE IN HEART FAILURE

offered by our patents and patent applications may be challenged, invalidated or circumvented by our competitors. Further, some raw materials, medical devices, and component parts for our products are supplied by sole first party suppliers.

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CONTACT: Cytokinetics, South San Francisco
Robert I. Blum, President (650) 624-3000
Burns McClellan, Inc. (212) 213-0006
Clay A. Kramer (investors); Justin Jackson (media)
CONTACT: Amgen, Thousand Oaks
Anne McNickle 805-447- 5890 (w) 323-868-5827 (mobile) (Media)
Arvind Sood, 805-447-1060 (Investors)
###

EXHIBIT 16.3
Insurance
[***]

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EXHIBIT 20
Security Agreement